UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a–12

SAMSON OIL & GAS LIMITED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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-i-

SAMSON OIL & GAS LIMITED

(ABN 25 009 069 005)

NOTICE OF ANNUAL GENERAL MEETING

EXPLANATORY MEMORANDUM

PROXY FORM

Date:	Tuesday, 11 November 2014

Time:	11.00am AWST

Venue:	Level 1, AMP Building
140 St Georges Terrace
Perth, WA 6000

These documents should be read in their entirety. If shareholders are in doubt as to how they should vote, they should seek advice from their accountant, solicitor or other professional adviser prior to voting.

SAMSON OIL & GAS LIMITED

(ABN 25 009 069 005)

NOTICE OF ANNUAL GENERAL MEETING

NOTICE IS HEREBY GIVEN that the annual general meeting of Samson Oil & Gas Limited will be held at Level 1, AMP Building 140 St Georges Terrace, Perth, Western Australia 6000 on Tuesday, 11 November 2014 at 11.00am (Perth, Western Australia time).

AGENDA

ORDINARY BUSINESS

Financial Statements

To receive, consider and discuss the Company’s financial statements for the year ended 30

June 2014 and the reports of the directors and auditors on those statements.

Resolution 1- Re-election of Director

To consider, and if thought fit to pass, the following resolution as an ordinary resolution:

“In accordance with Rule 3.6 of the Company's constitution, Dr Victor Rudenno retires by rotation and, being eligible, offers himself for re-election”.

Resolution 2 – Adoption of Remuneration Report

To consider, and if thought fit to pass, the following resolution as an ordinary resolution:

“That, for the purposes of section 250R(2) of the Corporations Act 2001 and for all other purposes, the Remuneration Report contained in the 2014 Annual Report which accompanied the notice convening this meeting be adopted by shareholders”.

Note:

In accordance with section 250R(2) of the Corporations Act 2001, this resolution is advisory only and does not bind the Directors or the Company.

Voting Prohibition Statement:

The Company will disregard any votes cast on Resolution 2 by or on behalf of any member of the Key Management Personnel, details of whose remuneration are included in the Remuneration Report, or any Closely Related Party of such a member.

Resolution 3 – Ratify Allotment of Shares and Issue of Options

To consider, and if thought fit to pass, the following resolution as an ordinary resolution:

“That for the purpose of ASX Listing Rule 7.4 and all other purposes, the allotments on 17 April 2014 and 28 April 2014 of a total of 290,110,820 fully paid ordinary shares in the Company and 87,033,246 options to subscribe for fully paid ordinary shares in the Company on the terms described in the explanatory memorandum which accompanied the notice convening this meeting be and is hereby ratified”.

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NOTICE OF ANNUAL GENERAL MEETING 11 NOVEMBER 2014

Note:

In accordance with Listing Rule, 7.5.6, any votes cast on resolution 3 (other than as proxy for a member who is entitled to vote where the instrument of proxy specifies how the proxy is to vote on the resolution) by or on behalf of any person who participated in the issue, the subject of that resolution, or any of its associates, will be disregarded.

Resolution 4 – Appointment of New Auditor

To consider, and if thought fit to pass, the following resolution as an ordinary resolution:

"That, subject to the Australian Securities and Investments Commission providing its consent to the resignation of PricewaterhouseCoopers as auditor of the Company, RSM Bird Cameron be appointed as auditor of the Company with effect from the later of the close of this meeting or the date of PricewaterhouseCoopers’ resignation".

Resolution 5 – Issue of Options to Dr V Rudenno

To consider, and if thought fit to pass, the following resolution as an ordinary resolution:

“That for the purposes of ASX Listing Rule 10.11, section 208 of the Corporations Act 2001 and all other purposes and subject to the passing of resolution 1 set out in the notice convening this meeting, this meeting approves the issue of 6,000,000 options to subscribe for shares in the Company to Dr V Rudenno, a director of the Company (or his nominee), such options to be issued on the terms and conditions set out in Annexure “B” to the explanatory memorandum which accompanied the notice convening this meeting”.

Note:

(a)	The options referred to in resolution 5 will be issued within one month after the date of the annual general meeting.
(b)	The options will be issued free of charge and no funds will be raised from the issue.
(c)	In accordance with Listing Rule 10.13.6 and section 224 of the Corporations Act 2001, any votes cast on resolution 5 (other than (i) by a person as proxy for a member who is entitled to vote, in accordance with the directions on the relevant proxy form or (ii) by the Chairman of the meeting as an undirected proxy for a member who is entitled to vote) by Dr V Rudenno, any of his nominees or any of his associates, will be disregarded.

Resolution 6 – Issue of Options to Dr D Craig

To consider, and if thought fit to pass, the following resolution as an ordinary resolution:

“That for the purposes of ASX Listing Rule 10.11, section 208 of the Corporations Act 2001 and all other purposes, this meeting approves the issue of 6,000,000 options to subscribe for shares in the Company to Dr DeAnn Craig, a director of the Company (or her nominee), such options to be issued on the terms and conditions set out in Annexure “B” to the explanatory memorandum which accompanied the notice convening this meeting”.

Note:

(a)	The options referred to in resolution 6 will be issued within one month after the date of the annual general meeting.
(b)	The options will be issued free of charge and no funds will be raised from the issue.
(c)	In accordance with Listing Rule 10.13.6 and section 224 of the Corporations Act 2001, any votes cast on resolution 6 (other than (i) by a person as proxy for a member who is entitled to vote, in accordance with the directions on the relevant proxy form or (ii) by the Chairman of the meeting as an undirected proxy for a member who is entitled to vote) by Ms Craig, any of her nominees or any of her associates, will be disregarded.

Resolution 7 – Issue of Options to Mr K Skipper

To consider, and if thought fit to pass, the following resolution as an ordinary resolution:

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NOTICE OF ANNUAL GENERAL MEETING 11 NOVEMBER 2014

“That for the purposes of ASX Listing Rule 10.11, section 208 of the Corporations Act 2001 and all other purposes, this meeting approves the issue of 6,000,000 options to subscribe for shares in the Company to Mr K Skipper, a director of the Company (or his nominee), such options to be issued on the terms and conditions set out in Annexure “B” to the explanatory memorandum which accompanied the notice convening this meeting”.

Note:

(a)	The options referred to in resolution 7 will be issued within one month after the date of the annual general meeting.
(b)	The options will be issued free of charge and no funds will be raised from the issue.
(c)	In accordance with Listing Rule 10.13.6 and section 224 of the Corporations Act 2001, any votes cast on resolution 7 (other than (i) by a person as proxy for a member who is entitled to vote, in accordance with the directions on the relevant proxy form or (ii) by the Chairman of the meeting as an undirected proxy for a member who is entitled to vote) by Mr Skipper, any of his nominees or any of his associates, will be disregarded.

Resolution 8 – Adoption of Long Term Incentive Plan (LTIP)

To consider, and if thought fit to pass, the following resolution as an ordinary resolution:

“That for the purposes of Listing Rule 7.2 Exception 9(b) and for all other purposes, Shareholders approve the Samson Oil & Gas Limited Long Term Incentive Plan for employees and executive directors of the Company known as the "LTIP", a summary of which is set out in the Explanatory Statement accompanying this notice convening this meeting, and the issue of securities thereunder, until 11 November 2017, as an exception to Listing Rule 7.1.”

Note:

The Company will disregard any votes cast on this resolution 8 by any director of the Company (except one who is ineligible to participate in the LTIP) and any Associate of that director. However, the Company need not disregard a vote if it is cast by such a person as a proxy for a person who is entitled to vote, in accordance with the directions on the Proxy Form, or, it is cast by the Chair as proxy for a person who is entitled to vote, in accordance with a direction on the Proxy Form to vote as the proxy decides.

A person appointed as a proxy must not vote, on the basis of that appointment, on this resolution 8 if:

(a)	the proxy is either (i) a member of the Key Management Personnel for the Company; or (ii) a closely related party of such a member; and
(b)	the appointment does not specify the way the proxy is to vote on this resolution 8.

However, the above prohibition does not apply if:

(c)	the proxy is the Chair; and
(d)	the appointment expressly authorises the Chair to exercise the proxy even though resolution 8 is connected with the remuneration of the Key Management Personnel for the Company.

Resolution 9 – Grant of Restricted Shares under the LTIP to Terry Barr

To consider, and if thought fit to pass, the following resolution as an ordinary resolution:

“That, for the purposes of Listing Rule 10.14 and for all other purposes, and subject to the passing of resolution 8 set out in the notice convening this meeting, Shareholders approve the grant of ordinary shares subject to restrictions on transfer and a risk of forfeiture until vesting (Restricted Shares) to the Managing Director, Mr Terry Barr (or his nominee(s)) under the LTIP, on the terms and conditions set out in the Explanatory Statement accompanying this notice convening this meeting.”

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NOTICE OF ANNUAL GENERAL MEETING 11 NOVEMBER 2014

Note:

The Company will disregard any votes cast on this resolution 9 by any director of the Company (except one who is ineligible to participate in the LTIP) and any Associate of that director. However, the Company need not disregard a vote if it is cast by such a person as a proxy for a person who is entitled to vote, in accordance with the directions on the Proxy Form, or, it is cast by the Chair as proxy for a person who is entitled to vote, in accordance with a direction on the Proxy Form to vote as the proxy decides.

A person appointed as a proxy must not vote, on the basis of that appointment, on this resolution 9 if:

(a)	the proxy is either (i) a member of the Key Management Personnel for the Company; or (ii) a closely related party of such a member; and
(b)	the appointment does not specify the way the proxy is to vote on this resolution 9.

However, the above prohibition does not apply if:

(c)	the proxy is the Chair; and
(d)	the appointment expressly authorises the Chair to exercise the proxy even though resolution 9 is connected with the remuneration of the Key Management Personnel for the Company.

The following matters are being put to a vote of shareholders to satisfy certain US legal, tax and regulatory requirements.

Resolution 10 -- Advisory Vote on named Executive Officer Compensation

In accordance with the requirement of the U.S. Securities Exchange Act of 1934, the compensation paid to the Company’s “named executive officers”, as disclosed in the Annexure “A” to the explanatory memorandum that accompanied this notice, is hereby submitted to an advisory vote of shareholders.

Note:

In accordance with Section 14(a) of the U.S. Securities Exchange Act of 1934, this resolution is advisory only and does not bind the Directors of the Company.

Resolution 11 – Approval of U.S. Base Equity Incentive Plan (US Base Plan)

In order to ensure compliance with various U.S. securities laws and regulations, tax laws and stock exchange rules if the LTIP is adopted by shareholders, a U.S. Base Plan describing the terms required by US laws for any grants to U. S residents under the LTIP, as disclosed in the Annexure “B” to the explanatory memorandum that accompanied this notice, is hereby submitted to a vote of shareholders.

Note:

No grants of Shares or other equity compensation may be made under the US Base Plan itself. The US Base Plan merely provides a U.S. law compliant framework for the Company’s issuance of equity securities to U.S. residents under the LTIP or another shareholder-approved equity plan.

PROXIES

In accordance with section 249L of the Corporations Act 2001, members are advised that:

•	each member has a right to appoint a proxy;
•	the proxy need not be a member of the Company;
•	a member who is entitled to cast two or more votes may appoint two proxies and may specify the proportion or number of votes each proxy is appointed to exercise. If no proportion or number is specified, then in accordance with section 249X(3) of the Corporations Act 2001, each proxy may exercise one-half of the votes.

In accordance with section 250BA of the Corporations Act 2001, the Company specifies the following information for the purposes of receipt of proxy appointments:

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NOTICE OF ANNUAL GENERAL MEETING 11 NOVEMBER 2014

Registered Office:	Level 16, AMP Building, 140 St Georges Terrace Perth WA 6000
Facsimile Number:	(08) 9220 9820 (international number: +61 8 9220 9820)
Postal Address:	PO Box 7654, Cloisters Square, Perth, WA 6850

Each member entitled to vote at the general meeting has the right to appoint a proxy to attend and vote at the meeting on his behalf. The member may specify the way in which the proxy is to vote on each resolution or may allow the proxy to vote at his discretion.

The instrument appointing the proxy must be received by the Company at the address specified above at least 48 hours before the time notified for the meeting (proxy forms can be lodged by facsimile).

In accordance with regulation 7.11.38 of the Corporations Regulations 2001, the Company determines that shares held as at 11.00am on 9 November 2014 will be taken, for the purposes of the general meeting, to be held by the persons who held them at that time.

By Order of the Board

DENIS I RAKICH

Company Secretary

XX October 2014

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NOTICE OF ANNUAL GENERAL MEETING 11 NOVEMBER 2014

SAMSON OIL & GAS LIMITED

(ABN 25 009 069 005)

EXPLANATORY MEMORANDUM TO SHAREHOLDERS

1.	Introduction

This Explanatory Memorandum has been prepared for the information of shareholders of Samson Oil & Gas Limited in connection with the business to be transacted at the annual general meeting of the Company to be held on Tuesday 11 November 2014.

At that meeting, shareholders will be asked to consider resolutions:

·	re-electing a director who retires by rotation;

·	adopting the remuneration report;

·	ratifying the allotment of shares and options;

·	appointing a new auditor;

·	issuing options to directors;

·	Adoption of Long Term Incentive Plan; and

•	Grant of shares under LTIP to Terence Barr.

There will also be an advisory vote as to the compensation paid to “named executive officers” of the Company, as that term is defined in the U.S Securities Exchange Act of 1934, as required by that Act.

The purpose of this Explanatory Memorandum is to provide information that the Board believes to be material to shareholders in deciding whether or not to pass those resolutions. The Explanatory Memorandum explains the resolutions and identifies the Board’s reasons for putting them to shareholders. It should be read in conjunction with the accompanying Notice of Meeting.

2.	Glossary

The following terms and abbreviations used in this Explanatory Memorandum have the following meanings:

AGM or General Meeting	The annual general meeting of the Company to be held on Tuesday 11 November 2014.

ASIC	Australian Securities and Investments Commission.

ASX	ASX Limited (ACN 008 624 691), trading as the Australian Securities Exchange.

ASX Listing Rules or Listing Rules	The Official Listing Rules of the ASX, as amended from Rules time to time.

Board	The board of directors of the Company.

Constitution	The constitution of the Company.

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NOTICE OF ANNUAL GENERAL MEETING 11 NOVEMBER 2014

Corporations Act	Corporations Act 2001 (Cth.).

Closely related party

Of a member of the Key Management Personnel means:

(i)            a spouse or child of the member;

(ii)           a child of the member’s spouse

(iii)          a dependant of the member of the members spouse

(iv)         anyone else who is one of the member’s family and may be expected to influence the member or be influenced by the member, in the member’s dealing with the entity;

(v)          a company the member controls; or

(vi)         a person prescribed by the Corporations Regulations 2001 (Cth.).

Director	A director of the Company.

EBIT DAX	Earnings before interest, tax, depreciation, amortisation and exploration expenditure.

Key Management Personnel	Has the same meaning as in the accounting standards and broadly includes those persons having authority and responsibility for planning, directing and controlling the activities of the Company, directly or indirectly, including any director (whether executive or otherwise) of the Company.

New Options	An option to subscribe for a Share, exercisable at A$0.039 each and expiring on 30 November 2018.

Notice of Meeting	The notice convening the General Meeting which accompanies this Explanatory Memorandum.

Option	An option to subscribe for a Share.

Remuneration Report	the annual remuneration report included in the Company’s annual report for the year ended 30 June 2014.

Samson or Company	Samson Oil & Gas Limited (ABN 25 009 069 005).

Samson Shares or Shares	Fully paid ordinary shares in the Company.

Shareholder	A registered holder of a Share.

3.	Resolution 1 – Re-election of Dr Victor Rudenno as a Director

In accordance with ASX Listing Rule 14.4 and pursuant to Rule 3.6(a) of the Constitution, at each annual general meeting one-third of the Directors (excluding the Managing Director) must retire from office. Each Director so retiring is entitled to offer him or himself for re-election as a Director at the annual general meeting which coincides with her retirement.

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NOTICE OF ANNUAL GENERAL MEETING 11 NOVEMBER 2014

Dr Rudenno will retire by rotation at the AGM and, being eligible, seeks re-election as a Director of the Company.

After an academic career as a lecturer both at the University of New South Wales and the University of Sydney, in 1984 Dr Rudenno joined the stockbroking industry as a mining analyst working for firms such as James Capel, DBSM and Prudential Bache. During this time the Business Review Weekly voted him one of the top three energy analysts in Australia. In 1995, he moved to the corporate side of investment banking and worked for a number of leading firms, including Macintosh Corporate, Deutsche Bank, Hartley Poynton and CIBC.

In 2000 Dr Rudenno co-founded Equity Capital Markets Ltd, an investment bank specialising in corporate advice and capital raisings, which in 2005 merged with Interfinancial and was subsequently acquired by Tolhurst, an ASX listed firm. Since 2009 he has been an executive director at Revaluate Pty Ltd, a valuation and corporate advisory firm. He is a Senior Fellow of the Financial Services Institute of Australasia and a Fellow and Chartered Professional of the Australasian Institute of Mining and Metallurgy. Dr Rudenno holds a Bachelor of Mining Engineering degree, a Master of Commerce degree, and a Doctor of Philosophy for his thesis on Mining Economics. He is the author of the international textbook, The Mining Valuation Handbook.

Dr Rudenno was appointed as a director of the Company on 11 April 2007.

4.	Resolution 2 – Adoption of Remuneration Report

The Corporations Act prescribes certain disclosure requirements for listed companies which include requiring that the directors of the company include a remuneration report in the company’s annual report. The Corporations Act also requires that the directors put a resolution to shareholders each year that the remuneration report be adopted.

The Remuneration Report is set out within the Company’s 2014 Annual Report.

The Remuneration Report:

•	outlines the Board’s policy for determining the nature and amount of remuneration for directors and executives of the Company;
•	discusses the relationship between the Board’s remuneration policy and the Company’s performance;
•	details and explains any performance condition applicable to the remuneration of a director or executive;
•	details the remuneration of each director (including options) and executive of the Company for the year; and
•	summarises the terms of any contract under which any director or executive is engaged, including the period of notice required to terminate the contract and any termination payments provided for under the contract.

The vote on the resolution is advisory only and does not bind the Directors or the Company, nor does it affect the remuneration already paid or payable to the Directors or the executives. The Chairman of the AGM will allow reasonable opportunity for shareholders to ask questions about, or comment on the Remuneration Report at the meeting.

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NOTICE OF ANNUAL GENERAL MEETING 11 NOVEMBER 2014

Section 250R(4) of the Corporations Act prohibits any votes on this Resolution being cast by senior executives (or their associates) whose remuneration details are disclosed in the Remuneration Report. However, an exception to this prohibition exists to enable the Chairman to vote shareholders’ undirected proxy votes. In this regard, you should note that if you appoint the Chairman as your proxy and you indicate on the Proxy Form that you do not wish to specify how the Chairman should vote on resolution 2, the Chairman will cast your votes in favor of Resolution 2.

If you wish to appoint the Chairman as your proxy but do NOT want your votes cast in favor of resolution 2, you must indicate your voting intention by ticking the box marked either ‘against’ or ‘abstain’ opposite resolution 2 on the Proxy Form.

5.	Resolution 3 – Ratify Allotment of Shares and Issue of Options

On 17 April 2014 and 28 April 2014 the Company issued a total of 290,110,820 shares with 87,033,246 free attaching Options. The issue raised A$5.8 million.

The purpose of this issue was to fund the drilling and completion of the four Three Forks wells in the North Stockyard project (Bootleg 5-14-15, Bootleg 5-14-16, Ironbark 5-14-13 and Ironbark 4-14-14) as well as for working capital.

Listing Rule 7.1 prohibits a company from issuing shares and options representing more than 15% of its expanded capital in any 12 month period without first obtaining shareholder approval.

Listing Rule 7.4 allows a company to seek ratification by shareholders of an issue of shares and options which has been made without approval under Listing Rule 7.1 provided the issue did not breach Listing Rule 7.1.

As the issue the subject of resolution 3 was not in breach of Listing Rule 7.1 and was not previously approved by shareholders, the Board now seeks shareholder ratification of that issue pursuant to Listing Rule 7.4.

The effect of passing resolution 3 will be to refresh the Company’s 15% capacity under Listing Rule 7.1 to the extent of the 290,110,820 Shares and 87,033,246 Options issued on 17 April 2014 and 28 April 2014.

The Board considers that this is a timely and cost effective opportunity to put resolution 3 to shareholders at the General Meeting.

For the purposes of Listing Rule 7.5, the following information is provided in relation to resolution 3:

(1)	The total number of Shares issued was 290,110,820 Shares and 87,033,246 Options.
(2)	The Shares were issued at a price of 2 cents each as consideration and the Options were issued for no consideration. The Shares rank equally in all respects with the Company's existing Shares.
(3)	The Shares and Options were issued to professional and sophisticated investors unrelated to the Company.
(4)	The purpose of this issue was to fund the drilling and completion of the four Three Forks wells in the North Stockyard project (Bootleg 5-14-15, Bootleg 5-14-16, Ironbark 5-14-13 and Ironbark 4-14-14) as well as for working capital.

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NOTICE OF ANNUAL GENERAL MEETING 11 NOVEMBER 2014

6.	Resolution 4 – Appointment of New Auditor

The Company recently invited tenders for the position of Company auditor, to which it received several responses including a tender from its current auditor PricewaterhouseCoopers. After careful consideration of each tender the Board resolved to proceed with the tender made by RSM Bird Cameron.

A copy of the notice of nomination of RSM Bird Cameron received by the Company from Barco Exploration Pty Ltd, a member of the Company, accompanies the Notice of Meeting. RSM Bird Cameron has consented in writing to act as auditor of the Company.

To facilitate the change in auditor, the Board has requested that PricewaterhouseCoopers resign as auditor. Under the Corporations Act an auditor of a company can only resign from its position with ASIC’s consent. PricewaterhouseCoopers has notified the Company that is has applied to ASIC for this consent. The Company understands that ASIC will advise the Company of its decision shortly, but it had not done so at the date of preparation of this Explanatory Memorandum. However, the Board is not aware of any reason why consent should not be forthcoming and it expects to receive notification of ASIC’s consent shortly. An update will be provided at the AGM.

PricewaterhouseCoopers will attend the AGM in its capacity as auditor of the Company, regardless of whether ASIC’s consent has been obtained.

If ASIC’s consent is obtained prior to the AGM then PricewaterhouseCoopers’s resignation and RSM Bird Cameron appointment as auditor will be effective from the close of the AGM.

The Board’s decision to proceed to change the Company’s auditor is not the result of a disagreement between the Company and PricewaterhouseCoopers on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure.

Notice of Nomination of auditor by a member.

In accordance with Section 328(1) of the Corporations Act 2001, Barco Exploration Pty Ltd, being a member of Samson Oil & Gas Limited, hereby nominates RSM Bird Cameron as auditor of Samson Oil & Gas Limited.

7.	Resolutions 5, 6 and 7 – Issue of Options to Directors

The Company proposes to issue Options to Dr Rudenno, Dr Craig and Mr Skipper, each Directors of the Company, in the following proportions:

Name of Director	Options
V Rudenno	6,000,000
D Craig	6,000,000
K Skipper	6,000,000

Shareholder approval for the issue of the Options is sought pursuant to Listing Rule 10.11, Section 208 of the Corporations Act and for all other purposes.

The purpose of the issue of options contemplated by resolutions 5, 6 and 7, is to provide Dr Rudenno, Dr Craig and Mr Skipper with an additional incentive to work for the benefit of the Company and its shareholders. The options to be issued to Dr Rudenno, Dr Craig and Mr Skipper are “New Options” as defined in this Explanatory Memorandum.

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NOTICE OF ANNUAL GENERAL MEETING 11 NOVEMBER 2014

The Options form part of the Directors’ remuneration packages which, in addition to the Options, are as follows:

Name of Director	Position	Salary/Fees
V Rudenno	Non-executive Chairman	AUD$	105,000
D Craig	Non-executive Director	USD$	80,000
K Skipper	None-executive Director	AUD$	80,000

The Company is cognisant of the ASX Principles of Good Corporate Governance and Best Practice Recommendations, which recommend against the issue of options to non- executive directors. However, the Board considers the grant of the New Options pursuant to resolutions 5, 6 and 7 to be reasonable in the circumstances given the Company's size and stage of development and the necessity to attract and retain the highest calibre of professionals to the role.

Each New Option is exercisable at a price of A$0.039 each and expires on 30 November 2018.

The number, exercise price and other terms of the New Options to be issued to Dr Rudenno, Dr Craig and Mr Skipper have been arrived at by assessing the value of the remuneration packages that would be necessary and appropriate to provide in order to retain and motivate directors of their calibre and, particularly given the competitive nature of the current market for senior oil and gas executives.

The New Options will be issued on the terms set out in Annexure “B” to this Explanatory Memorandum, and subject to the passing of resolutions 1, 5, 6 and 7.

The New Options are being issued for no consideration and consequently no funds will be raised by the issue. A total of $702,000 in additional share capital would be raised if the New Options were exercised in full.

Listing Rule 10.11

Listing Rule 10.11 provides that a company must not issue or agree to issue securities to a related party without first obtaining the approval of shareholders by ordinary resolution. As resolutions 5, 6 and 7 relate to the issue of securities to directors of the Company, shareholder approval must be obtained.

In accordance with Listing Rule 10.13, the following information is provided to shareholders:

(a)	The New Options will be issued to Dr Rudenno, Dr Craig and Mr Skipper.
(b)	The total number of New Options to be issued under resolutions 5, 6 and 7 is 18,000,000.
(c)	The New Options will be issued on the terms set out in Annexure "B" to this Explanatory Memorandum.
(d)	The New Options will be issued as soon as practicable after the AGM but in any event not later than one month after the AGM.
(e)	The New Options will be granted for nil consideration and no funds will be raised by their issue.

Section 208 of the Corporations Act

Shareholder approval is required under section 208 of the Corporations Act for the Company to give a financial benefit to a related party. A director is a “related party” of the Company for this purpose, whilst the issue of the Samson Options to Dr Rudenno, Dr Craig and Mr Skipper constitutes a “financial benefit”.

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NOTICE OF ANNUAL GENERAL MEETING 11 NOVEMBER 2014

The following information is provided to shareholders in accordance with section 219 of the Act to enable them to access whether or not it is in the Company’s interests to pass resolutions 5, 6 and 7.

(a)	The persons to whom the resolutions would permit a financial benefit to be given are Dr Rudenno, Dr Craig and Mr Skipper each of whom is a director of the Company and a related party of the Company by virtue of section 228(2)(a) of the Act.
(b)	The nature of the financial benefit to be given is the issue of the New Options referred to in resolutions 5, 6 and 7.
(c)	Based on a Binomial Option Pricing Model valuation method, the Company estimates that, as at xx September 2014, the New Options had a value per option of $XX, giving a total value of the New Options to be issued of $X (for Dr Rudenno), $X (for Dr Craig) and $X (for Mr Skipper).

The key assumptions used in arriving at the valuation were:

Exercise price	:	3.9 cents
Expiry date	:	30 November 2018
Volatility factor	:	176.43%
Share price	:	2 cents
Risk-free interest rate	:	3.23%
Dividend yield	:	-

(d)	Over the last 12 months, the highest recorded sale price of Samson Shares in trading on the ASX was A$0.0X (on XX), and the lowest recorded sale price was A$0.0X (on XX). The last recorded sale price of Samson Shares before lodgement of this Explanatory Memorandum with ASIC was A$0.0XX.
(e)	The directors have relevant interests in Samson Shares and Options as follows:

Name of Director	Samson Shares	Options ex. 3.9 cents	Options ex. 8 cents	Options ex. 3.8 cents	Options ex. 15.5 cents
T Barr	14,546,446	-	10,000,000	802,938	-
V Rudenno	5,892,105	-	6,000,000	542,241	-
K Skipper	936,502	-	6,000,000	80,000	-
D Craig	280,000	-	-	-	5,000,000
E McColley	13,202,500	4,000,000	-	801,001	-

(f)	If all of the New Options to be issued pursuant to resolutions 5, 6 and 7 were to be exercised, existing shareholders’ interest in the Company would be diluted by approximately 0.XX%, assuming no other Shares were issued (including by way of exercise of existing options prior to the exercise of those New Options.
(g)	Dr Rudenno, Dr Craig and Mr Skipper have a personal interest in the outcome of resolutions 5, 6 and 7 respectively and accordingly abstain from making a recommendation to shareholders about the resolutions.
(h)	Each of the other Directors (being Mr T Barr and Mr E McColley) recommends that shareholders pass resolutions 5, 6 and 7 for the reasons described in Section 7 of the Explanatory Memorandum.
(i)	There is no other information known to the directors of the Company that is reasonably required by shareholders in order to make a decision whether or not it is in the Company’s interests to pass resolutions 5, 6 and 7.

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NOTICE OF ANNUAL GENERAL MEETING 11 NOVEMBER 2014

8.	Resolutions 8 – Adoption of Long Term Incentive Plan (LTIP)

Background

Shareholder approval is sought for the purposes of ASX Listing Rule 7.2 (Exception 9(b)) and 10.14 to approve the Samson Oil & Gas Limited Long Term Incentive Plan (LTIP), the terms of which are summarised in this paragraph of the Explanatory Statement, and to approve the participation in the LTIP of Mr Terry Barr, the Company’s Managing Director.

Long Term Awards

The LTIP, if adopted, will give Compensation Committee of the Company’s Board of Directors (Committee) the ability to grant long term equity incentive awards (Long Term Awards) to its employees, including executive directors, entitling the recipients to equity in the form of ordinary shares (subject to restrictions on transfer and a risk of forfeiture) (Restricted Shares), with the option to exchange such ordinary shares for American Depository Shares (ADSs).

If the LTIP is approved, the Committee will have the authority to make grants of Restricted Shares to eligible employees each year. For the avoidance of doubt, the LTIP only gives the Committee the right to award Restricted Shares subject to restrictions on transfer and forfeiture and the Committee may not grant options or other securities in the Company under the LTIP. Any grant of Restricted Shares to a director (or other related party of the Company) will be subject to separate shareholder approval.

Eligibility

Eligible recipients of Long Term Awards are employees (including executive directors) of the Company and Samson Oil and Gas USA, Inc. who meet applicable performance metrics (Participants), as determined by the Board from time-to-time and subject to the terms and conditions in the LTIP.

Performance metrics

The grant of Long Term Awards will be based on metrics other than production and reserves. Long Term Awards will be based on performance metrics that reflect the increased value of the Company to shareholders and the underlying profitability of the Company, set annually. Performance metrics under the LTIP will be established by the Committee prior to or at the beginning of each calendar year that the LTIP is in force (failing which the previous year’s performance metrics will apply).

The performance metrics established by the Committee for the LTIP for 2014 are as follows:

(a)	Long Term Awards are based on the performance of the Company from 1 January 2014 – 31 December 2014;

(b)	The number of Restricted Shares to be awarded to a Participant will be calculated using the calendar year 2014 VWAP (“volume weighted average price”) based on a daily trade basis on the ASX market;

(c)	Two metrics of equal weights (i.e. each metric contributing 50.00% to the calculation) are (1) share price target and (2) EBIT DAX;

(d)	Three levels of performance are defined:

(i)	A threshold level – whereby a monetary equivalent in Restricted Shares will be available under the LTIP of a total of $150,000.00 (Threshold performance)

(ii)	A Target level – whereby a monetary equivalent in Restricted Shares will be available under the LTIP of a total of $612,500.00 (Target performance)

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NOTICE OF ANNUAL GENERAL MEETING 11 NOVEMBER 2014

(e)	A Stretch or Maximum level – whereby a maximum monetary equivalent in Restricted Shares will be available under the LTIP of a total of $1.225 million (Stretch or Maximum performance). The maximum monetary equivalent in Restricted Shares to be available under the LTIP will be a total of AU$1.225 million;

(f)	For Target performance in each metric, 50% of LTIP entitlement for that metric will be earned;

(g)	For Stretch or Maximum performance, 100% of LTIP entitlement for that metric will be earned;

(h)	The quantum of Long Term Awards will be based on an approximate ratio to an eligible employee’s base salary as follows:

(i)	CEO	100%

(ii)	Other Executives	75%

(iii)	All others	25% or as specified

(i)	The Committee has determined that the amounts should be rounded, such that the executives other than the CEO should receive USD100,000.00 and USD200,000.00 as Target performance and Stretch performance, respectively;

(j)	The Committee has determined that the amounts for employees other than the CEO and executives should also be rounded and simplified;

(k)	The following are the metrics for share price as of 31 December 2014:

(i)	Share price threshold for grant of Restricted Shares to the monetary equivalent of
AU$75,000.00	3 cents (AUD 0.03)

(ii)	Share price target for grant of Long Term Award to the monetary equivalent of
$306,250.00	4 cents (AUD 0.04)

(iii)	Share price stretch for grant of Long Term Award to the monetary equivalent of
$612,500.00	6 cents (AUD 0.06)

(l)	The following are the metrics for the EBIT DAX for calendar year 2014:

(i)	EBIT DAX threshold for grant of Restricted Shares to the monetary equivalent of
$75,000.00	USD 7.5 million

(ii)	EBIT DAX target for grant of 25% Long Term Award to the monetary equivalent of
$306,250.00	USD 10.0 million

(iii)	EBIT DAX stretch target for grant of 50% Long Term Award to the monetary equivalent of
$612,500.00	USD 12.5 million

The Committee may use its discretion in awarding a bonus for share price and EBIT DAX on a pro rata basis over the target threshold.

The Committee will determine the performance metrics applicable to the LTIP for calendar years 2015 and 2016, in its discretion.

Vesting

Participation in the LTIP for any calendar year will be based on the Company’s performance for that calendar year, with Long Term Awards made by way of grant of Restricted Shares which will vest in three equal instalments on March 1 of each year following the calendar year to which the plan applies. Samson will withhold tax by the surrender of 35% of any award and the buy-back of these shares for no consideration.

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NOTICE OF ANNUAL GENERAL MEETING 11 NOVEMBER 2014

Approval of LTIP under the Listing Rules

ASX Listing Rule 7.1 provides that without the approval shareholders, a company must not issue or agree to issue equity securities (including in this case Restricted Shares) which amount to more than 15% of its issued share capital in any rolling 12-month period.

However, ASX Listing Rule 7.2 sets out a number of exceptions to Rule 7.1, including in exception 9(b) an issue of securities under an employee incentive scheme provided that, within three years before the date of issue, the shareholders have approved the issue of securities under the scheme.

Accordingly, shareholder approval is sought for the LTIP for a three-year period from the date of the Annual General Meeting.

In addition, NYSE Amex Rule 711 requires approval of shareholders with respect to the establishment of any equity compensation arrangement pursuant to which options or stock may be acquired by officers, directors, employees or consultants.

The Company seeks to pass Resolution 8 to incentivise its employees and executive directors by way of grants of Restricted Shares, without affecting its capacity to issue equity securities under ASX Listing Rule 7.1. If approved, Restricted Shares issued under the LTIP during the three-year period following the AGM will not be taken into account for the purpose of calculating the Company’s 15% capacity under ASX Listing Rule 7.1.

Long Term Awards under the LTIP will be offered to eligible employees and executive directors of the Company and Samson Oil and Gas USA, Inc. in accordance with exemptions to disclosure under Part 6D.2 of the Corporations Act.

ASX Listing Rule 10.14 provides that an entity must not permit a director (or an associate of a director) to acquire securities under an employee incentive scheme without shareholder approval. Accordingly, separate specific shareholder approval would be required for any grant of shares to a related party (including an executive director) under the LTIP. It is proposed to seek such approval at the Annual General Meeting, and that is the purpose of Resolution 8.

For the purposes of ASX Listing Rule 7.2 (exception 9(b)), the following information is provided in relation to the LTIP:

(a)	a summary of the key terms of the LTIP is set out in the background paragraph above;

(b)	no Restricted Shares have been issued to date under the LTIP; and

(c)	a voting exclusion statement is included in the Notice of Annual General Meeting preceding this Explanatory Statement in connection with Resolution 8. The Chairman intends to vote all undirected proxies in favour of Resolution 8. To authorise the Chairman to vote as your proxy in accordance with that intention, please follow the instructions on the proxy form attached to this Notice of Meeting carefully and mark the appropriate box.

Reasons for adopting the LTIP

The LTIP seeks to align the interests of the Company’s shareholders and employees (including executive directors) by making a portion of Participants’ compensation dependent upon the long term value of the Company’s shares.

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NOTICE OF ANNUAL GENERAL MEETING 11 NOVEMBER 2014

The LTIP has the potential to benefit the Company by attracting, rewarding, retaining and motivating skilled employees at all levels (not just senior executives), whilst preserving the Company’s limited cash reserves. The Board considers the implementation of the LTIP may lead to improvements in organisational productivity and in turn drive the Company’s long term performance to deliver greater returns to shareholders.

The LTIP provides a structure for bonus remuneration which the Board considers reasonable to fairly compensate and incentivise its employees and executive directors. The LTIP will enable the Company to make annual grants of Restricted Shares to key employees, and in particular senior executives, which will better align the remuneration packages of the Company’s senior executives with current market practice.

Recommendation

On the basis set out above, the Board considers the LTIP best serves the Company’s objectives moving forward and recommends that Shareholders vote in favour of Resolution 8 to approve the adoption of the LTIP and 2014 performance metrics.

9.	Resolution 9 – Grant of Restricted Shares under LTIP to Terry Barr

Background

ASX Listing Rule 10.14 provides that a company must not permit a director (or an associate of a director) to acquire securities under an employee incentive scheme without shareholder approval.

Accordingly, based on recommendations by the Committee, the Directors are seeking approval for the grant of Restricted Shares under the LTIP to Managing Director, Terry Barr, in accordance with ASX Listing Rule 10.14. The number of Restricted Shares proposed to be issued to Mr Barr will be calculated in accordance with the formula set out in the Key terms paragraph below of the Explanatory Statement.

The Restricted Shares proposed for issue will be subject generally to the terms and conditions of the LTIP, the terms of which are summarised in the background paragraph to Resolution 8 of this Explanatory Statement.

The Board believes that the grant of Restricted Shares to Mr Barr will provide him, as the Company’s Managing Director, with incentive to achieve the long term performance objectives of the Company by aligning shareholder return objectives with the vesting of the Restricted Shares. The Restricted Shares proposed for grant to Mr Barr are subject to the terms and conditions of the LTIP and are restrictive until vesting conditions outlined in the LTIP are met.

As noted above, shareholder approval is required under ASX Listing Rule 10.14 for the issue of Restricted Shares to Mr Barr as he is an executive director and therefore a related party of the Company. The Board has considered the application of Chapter 2E of the Corporations Act and has resolved that the reasonable remuneration exception under section 211 of the Corporations Act applies in the circumstances and accordingly, the Company will not also seek approval pursuant to section 208 of the Corporations Act.

Key terms of the Restricted Shares

The Restricted Shares will be issued to Mr Barr on the terms and conditions set out in the LTIP. A summary of the key terms of the Restricted Shares is provided below.

Performance metrics

The performance metrics established by the Committee for the LTIP for 2014 are as follows:

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NOTICE OF ANNUAL GENERAL MEETING 11 NOVEMBER 2014

(a)	The number of Restricted Shares to be awarded to Mr Barr will be calculated using the calendar year 2014 VWAP based on a daily trade basis on the ASX market;

(b)	Two metrics of equal weights (i.e. each metric contributing 50.00% to the calculation) are (1) share price target and (2) EBIT DAX;

(c)	Three levels of performance are defined:

(i)	A threshold level – whereby a monetary equivalent in Restricted Shares will be available under the LTIP of a total of $150,000.00 (Threshold performance)

(ii)	A Target level – whereby a monetary equivalent in Restricted Shares will be available under the LTIP of a total of $612,500.00 (Target performance)

(iii)	A Stretch or Maximum level – whereby a maximum monetary equivalent in Restricted Shares will be available under the LTIP of a total of $1.225million (Stretch or Maximum performance) The maximum monetary equivalent in Restricted Shares to be available under the LTIP will be a total of AU$1.225 million;

(d)	For Target performance in each metric, 50% of LTIP entitlement for that metric will be earned;

(e)	For Stretch or Maximum performance, 100% of LTIP entitlement for that metric will be earned;

(f)	The quantum of Long Term Awards will be based on an approximate ratio to 100% of Mr Barr’s base salary as CEO;

(g)	The Committee has determined that the amounts should be rounded, such that the executives other than the CEO should receive USD100,000.00 and USD200,000.00 as Target performance and Stretch performance, respectively;

(h)	The following are the metrics for share price as of 31 December 2014:

(i)	Share price threshold for grant of Restricted Shares to the monetary equivalent of
AU$75,000.00	3 cents (AUD 0.03)

(ii)	Share price target for grant of Long Term Award to the monetary equivalent of
$306,250.00	4 cents (AUD 0.04)

(iii)	Share price stretch for grant of Long Term Award to the monetary equivalent of
$612,500.00	6 cents (AUD 0.06)

(i)	The following are the metrics for the EBIT DAX for calendar year 2014:

(i)	EBIT DAX threshold for grant of Restricted Shares to the monetary equivalent of
$75,000.00	USD 7.5 million

(ii)	EBIT DAX target for grant of 25% Long Term Award to the monetary equivalent of
$306,250.00	USD 10.0 million

(iii)	EBIT DAX stretch target for grant of 50% Long Term Award to the monetary equivalent of
$612,500.00	USD 12.5 million

The Committee may use its discretion in awarding a bonus for share price and EBIT DAX on a pro rata basis over the target threshold.

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NOTICE OF ANNUAL GENERAL MEETING 11 NOVEMBER 2014

Issue Date

The Restricted Shares will be issued to Mr Barr or his nominee(s) within 60 days after 1 January 2015.

Exercise price

No cash consideration is payable at the time the Restricted Shares are issued nor upon their vesting.

Vesting conditions

The Restricted Shares will vest in three equal instalments on March 1 of each year following the calendar year to which the plan applies.

ASX Listing Rule 10.14

For the purposes of the shareholder approval sought under Listing Rule 10.14 and in accordance with Listing Rule 10.15, the following information is provided in relation to the Restricted Shares proposed to be granted to Mr Barr pursuant to the LTIP:

(a)	the Restricted Shares are proposed to be issued to Mr Terry Barr or his nominee(s). Mr Barr is a director of the Company and is, as such, a related party of the Company;

(b)	Listing Rule 10.15.2 requires a company to state the maximum number of securities that may be acquired by all persons for whom approval is required, including any formula for calculating the number of securities to be issued. The maximum number of Restricted Shares that may be issued to Mr Barr under the LTIP is not currently known, as such number is to be calculated by dividing Mr Barr’s salary by the calendar year 2014 VWAP. Accordingly, the Company has applied for a waiver by ASX from ASX Listing Rule 10.15.2 to the extent that it need not state in the Notice of Meeting the maximum number of Restricted Shares to be issued to Mr Barr (Waiver). At the time of issue of this Notice of Meeting the Waiver has not been granted by ASX. If the Waiver is not granted by ASX by the time appointed for the Annual General Meeting, then resolution 9 seeking shareholder approval for the grant of Restricted Shares to Terry Barr will be withdrawn;

(c)	no cash consideration is payable by Mr Barr at the time of issue of the Restricted Shares nor upon their vesting;

(d)	there are no persons who have received Restricted Shares under the LTIP to date;

(e)	participation in the LTIP is available to Eligible Participants, as defined below, of the Company and Samson Oil and Gas USA, Inc. (collectively, the Group and each a Group Member). Eligible Participants are full and part-time employees and executive directors of a Group Member (Eligible Participants). Mr Barr has been determined to be an Eligible Participant for the purposes of the LTIP;

(f)	no loans will be made by the Company in connection with the issue of Restricted Shares to Mr Barr;

(g)	if approved, the Restricted Shares will be issued to Mr Barr within 60 days of the end of calendar year 2014 and in any event no later than one year after the date of the Annual General Meeting (or such later date as permitted by way of a waiver from the Listing Rules from the ASX). Subject to satisfaction of vesting criteria (namely, Mr Barr’s employment not being terminated or, if terminated as a result of retirement, Mr Barr being engaged to provide consulting services to the Group after such retirement), the Restricted Shares will vest in three equal instalments on March 1 of each year following grant of the Long Term Award; and

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NOTICE OF ANNUAL GENERAL MEETING 11 NOVEMBER 2014

(h)	a voting exclusion statement is included in the Notice of Annual General Meeting preceding this Explanatory Statement in connection with Resolution 9.

Details of any securities issued under the LTIP will be published in each annual report of the Company relating to a period in which securities have been issued, together with a statement that approval for the issue of securities was obtained under Listing Rule 10.14. Any additional persons who become entitled to participate in the LTIP after Resolution 8 is approved and who were not named in the Notice of Annual General Meeting will not participate until separate approval is obtained under Listing Rule 10.14.

A voting exclusion statement is included in the Notice of Annual General Meeting preceding this Explanatory Statement in connection with Resolution 9. The Chairman intends to vote all undirected proxies in favour of Resolution 9. To authorise the Chairman to vote as your proxy in accordance with that intention, please follow the instructions on the proxy form attached to this Notice of Meeting carefully and mark the appropriate box.

10.	Resolution 10--Advisory Vote on “Named Executive Officer” Compensation

The advisory vote being put to shareholders is for US regulatory purposes only and is not a requirement of either the Corporations Act or the ASX Listing Rules. An explanation of the resolution is set out in Annexure "A".

11.	Resolution 11 – Approval of U.S. Base Equity Incentive Plan (US Base Plan)

A U.S. Base Plan describing various terms required by US laws for grants of Restricted Shares or other equity based compensation to U. S residents under the LTIP must be submitted to a vote of shareholders. By adopting the U.S. Base Plan, the shareholders will ensure that all grants made to the Company’s U.S. employees under the LTIP fully comply with those U.S. laws. The US Base Plan would also ensure such compliance under any other similar equity incentive plans that may be approved by shareholders in the comply with a number of U.S. securities laws and regulations, tax laws and stock exchange rules if the LTIP is adopted by shareholders,

Note:

No grants of Restricted Shares or other equity compensation may be made under the US Base Plan itself. The US Base Plan merely provides a U.S. law compliant framework for the Company’s issuance of equity securities to U.S. residents under the LTIP or another shareholder-approved equity plan. If the LTIP in Resolution 8 is not approved but this Resolution 11 is approved, then no Restricted Shares or other equity based compensation will be issued to employees. If the LTIP described in Resolution 8 is approved but this Resolution 11 is not approved, then the grant of Restricted Shares or other equity based compensation to employees under the LTIP may be limited or even prohibited by U.S. law.

12.	Action to be taken by Shareholders

Shareholders should read this Explanatory Memorandum carefully before deciding how to vote on the resolutions set out in the Notice of Meeting.

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NOTICE OF ANNUAL GENERAL MEETING 11 NOVEMBER 2014

Attached to the Notice of Meeting is a proxy form for use by shareholders. All shareholders are invited and encouraged to attend the AGM or, if they are unable to attend in person, to complete, sign and return the proxy form to the Company in accordance with the instructions contained in the proxy form and the Notice of Meeting. Lodgement of a proxy form will not preclude a shareholder from attending and voting at the AGM in person.

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NOTICE OF ANNUAL GENERAL MEETING 11 NOVEMBER 2014

ANNEXURE “A”

SCHEDULE 14A PROXY STATEMENT
pursuant to the U.S. Securities Exchange Act of 1934

GENERAL INFORMATION

Proxy Solicitation

This proxy statement, in the form mandated by the U.S. Securities and Exchange Commission under United States securities laws (this “U.S. Proxy Statement”), is being furnished by the Board of Directors (the “Board”) of Samson Oil & Gas Limited, an Australian corporation (“we,” “us,” “Samson” or the “Company”), in connection with our solicitation of proxies for Samson’s annual general meeting of shareholders to be held at Level 19, AMP Building, 140 St Georges Terrace, Perth, Western Australia 6000 on November 11, 2014 at 11:00 am Western Australian Standard Time, and at any adjournments or postponements thereof (the “Annual General Meeting”). The information contained in this U.S. Proxy Statement supplements the information provided to holders of ordinary shares in the Notice of Annual General Meeting and the accompanying Explanatory Memorandum to Shareholders and proxy form.

In addition to solicitation by mail, certain of our directors, officers and employees may solicit proxies by telephone, personal contact, or other means of communication. They will not receive any additional compensation for these activities. Also, brokers, banks and other persons holding ordinary shares or American Depositary Shares (“ADSs”) representing ownership of ordinary shares on behalf of beneficial owners will be requested to solicit proxies or authorizations from beneficial owners. We will bear all costs incurred in connection with the preparation, assembly and mailing of the proxy materials and the solicitation of proxies and will reimburse brokers, banks and other nominees, fiduciaries and custodians for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of our ordinary shares or ADSs.

This U.S. Proxy Statement and accompanying proxy materials are expected to be first sent to our ordinary shareholders on or about October 9, 2014, and are also available at http://www.samsonoilandgas.com.

Business of the Annual General Meeting

At the Annual General Meeting, shareholders will:

•	Receive, consider and discuss the Company’s financial statements for the year ended June 30, 2014 and the reports of the directors and auditors on those statements.
•	Be asked to consider resolutions to:
➢	Approve the re-election of director Dr. Victor Rudenno;

➢	Approve the adoption of the Remuneration Report, which is attached as Exhibit A;

➢	Ratify the allotment of shares and issue of options;

➢	Approve the issuance of options to Dr Victor Rudenno, Dr DeAnn Craig and Mr. Keith Skipper;;

➢	Appoint RSM Bird Cameron as auditor of the Company;

➢	Adopt a Long-Term Incentive Plan 2014;

➢	Grant ordinary shares under the LTIP to Terry Barr;

➢	To approve, on an advisory basis, named executive officer compensation.

➢	Approve a U.S. base equity incentive plan.

The matters described in this U.S. Proxy Statement constitute the only business that the Board intends to present or is informed that others will present at the meeting. The proxy does, however, confer discretionary authority upon the Chairman of the Annual General Meeting, to vote on any other business that may properly come before the meeting.

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NOTICE OF ANNUAL GENERAL MEETING 11 NOVEMBER 2014

Shareholders Entitled to Vote

November 11, 2014, has been fixed as the record date for the determination of holders of ordinary shares entitled to receive notice of and to vote at the Annual General Meeting. Each ordinary share is entitled to one vote. Votes may not be cumulated.

2,837,780,958 ordinary shares, no par value, were issued and outstanding as of September 18, 2014, of which 103,034,287 were held in the form of American Depositary Shares.

Under our constitution, the quorum for a meeting of holders of ordinary shares is two holders of ordinary shares.

Each ADS holder may vote the ordinary shares underlying their ADSs. ADS holders should read “Differences between ADS Holders and Ordinary Shareholders” directly below.

Differences between ADS Holders and Ordinary Shareholders

The Bank of New York Mellon, as depositary, executes and delivers ADSs on our behalf. We are requesting the depositary, which holds the ordinary shares underlying the ADSs, to seek our ADS holders’ instructions for the Annual General Meeting. As a result, ADS holders may instruct the depositary to vote the ordinary shares underlying their own ADSs. The depositary establishes the ADS record date. We have been informed by the depositary that it set the ADS record date for the Annual General Meeting as October 2, 2014.

Because we have asked the depositary to seek our ADS holders’ instructions, the depositary will notify our ADS holders of the upcoming vote and arrange to deliver our voting materials and form of notice to them. The depositary then tries, as far as practicable, subject to Australian law and the terms of the depositary agreement, to vote the ordinary shares as our ADS holders instruct. The depositary does not vote or attempt to exercise the right to vote other than in accordance with the instructions of the ADS holders. We cannot guarantee that our ADS holders will receive this U.S. Proxy Statement and the other proxy materials in time to permit them to instruct the depositary to vote their shares. In addition, there may be other circumstances in which our ADS holders may not be able to exercise voting rights. Furthermore, ADS holders can exercise their right to vote the ordinary shares underlying their ADSs by withdrawing the ordinary shares. However, even though we are subject to U.S. domestic issuer proxy rules and announcements of our shareholder meetings are made by press release and filed with the SEC, our ADS holders may not know about the meeting enough in advance to withdraw their ordinary shares.

Our ADS holders are not required to be treated as holders of ordinary shares and do not have the rights of holders of ordinary shares. A deposit agreement among us, the depositary and our ADS holders sets out ADS holder rights as well as the rights and obligations of the depositary. New York State law governs the deposit agreement and the ADSs.

Differences between Holding Shares of Record and as a Beneficial Owner

If your ordinary shares are registered directly in your name with our transfer agent, Security Transfer Registrars Pty Ltd, you are considered, with respect to those shares, the shareholder of record, and we are sending this U.S. Proxy Statement and the other proxy materials directly to you. As the shareholder of record, you have the right to grant your voting proxy directly to the named proxy holder or to vote in person at the meeting. We have enclosed a proxy form for you to use.

Most holders of ordinary shares hold their ordinary shares through a broker or other nominee rather than directly in their own name. If your ordinary shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of the ordinary shares even though they are held in “street name,” and these proxy materials should be forwarded to you by the broker, trustee or nominee together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and you are also invited to attend the Annual General Meeting. Since a beneficial owner is not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, trustee or nominee has enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares.

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NOTICE OF ANNUAL GENERAL MEETING 11 NOVEMBER 2014

If you are an ADS holder and your ADSs are held in a brokerage account or by another nominee, this U.S. Proxy Statement and the other proxy materials are being forwarded to you together with a voting instruction card by your broker or nominee (who received the proxy materials from the depositary). As the beneficial owner of the ADSs, you have the right to direct the depositary how to vote and are also invited to attend the Annual General Meeting.

Attending the Annual General Meeting

All holders of record of ordinary shares and all ADS holders as of the record date, or their duly appointed proxies, may attend the Annual General Meeting. If you are a beneficial owner of ordinary shares holding your shares through a broker or nominee (i.e., in street name) or you are an ADS holder, you may be asked to provide proof of your share ownership on the record date, such as your most recent account statement prior to November 9, 2014, a copy of the voting instruction card provided by your broker, trustee or nominee or the depositary, or other similar evidence, in order to be admitted to the meeting.

Voting in Person at the Annual General Meeting

Ordinary shares held in your name as the shareholder of record may be voted in person at the Annual General Meeting. Ordinary shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual General Meeting, we recommend that you also submit your proxy or voting instructions prior to the meeting as described below so that your vote will be counted if you later decide not to attend the meeting. ADS holders will not be able to vote in person at the Annual General Meeting unless they receive a proxy from the depositary (the sole record holder of ADSs). Instructions for obtaining a proxy from the depositary are included in the material that the depositary sends to ADS holders.

Voting Without Attending the Annual General Meeting

Whether you hold shares directly as an ordinary shareholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual General Meeting. Ordinary shareholders of record may complete and return the enclosed proxy form or may appoint another proxy to vote their shares, as described in the Notice of Annual General Meeting. Beneficial owners of ordinary shares and holders of ADSs may direct how your shares are voted without attending the Annual General Meeting by following the instructions in the voting instruction card provided by your broker, trustee, or depositary, as applicable.

Revocation of Proxies

Holders of ordinary shares can revoke their proxy at any time before it is voted at the Annual General Meeting by either:

•	Submitting another timely, later–dated proxy by mail;
•	Delivering timely written notice of revocation to our Secretary; or
•	Attending the Annual General Meeting and voting in person.

If your ordinary shares are held beneficially in street name or you are an ADS holder, you may revoke your proxy by following the instructions provided by your broker, trustee, nominee or depositary, as applicable.

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NOTICE OF ANNUAL GENERAL MEETING 11 NOVEMBER 2014

RESOLUTIONS TO BE VOTED ON

Note: The exact text of each resolution is set forth in the Notice of Annual General Meeting: Agenda.

Resolution 1—Election of Director

The Board has nominated Dr. Victor Rudenno to stand for re-election at the Annual General Meeting. Directors whose terms of office will not expire at the Annual General Meeting will continue in office for the remainder of their respective terms. Under our constitution, the number of directors on the Board is determined by a resolution of the Board, but will not be fewer than three directors.

In accordance with Rule 3.6(a) of our constitution, at each Annual General Meeting, one–third of the directors (excluding the managing director) must retire from office. Each director, assuming he or she is still eligible, is entitled to offer him or herself for re–election as a director at the Annual General Meeting which coincides with his or her retirement. The Board currently consists of five directors: Dr. Victor Rudenno, Mr. Keith Skipper, Dr. DeAnn Craig, Mr. Eugene McColley and managing director Mr. Terence Barr.

You may vote “For,” “Against” or “Abstain” on Resolution 1 . Members of the Board are elected by a simple majority of votes cast on the ordinary resolution, either in person or by proxy. There is no minimum number of votes required to pass an ordinary resolution electing a director. Neither broker non–votes nor abstentions will affect the outcome of the resolutions.

The Board (excluding Dr. Rudenno) recommends a vote “FOR” the election of Dr. Victor Rudenno to the Board.

Board of Directors

The following table sets forth certain information regarding the composition of the Board:

Name	Age	Position	Director Since	Current Term to Expire (Year Eligible for Reelection)
Nominee
Dr. Victor Rudenno	63	Director	2007	2014

Other Directors
Keith Skipper	67	Director	2008	2015
Terence Barr	65	Director	2005	N/A
Dr. DeAnn Craig	63	Director	2011	2016
Mr. Eugene McColley	63	Director	2013	2016

Keith Skipper, 67, joined the Company as a director in September 2008. He is a seasoned global oil and gas executive, exploration geologist, and independent oil and gas producer. Following completion of his graduate work at McMaster University (Canada), where he specialized in sedimentology, his early career was developed at AMOCO (both in North American and abroad at international subsidiaries). He initially came to Australia in 1982 with Bridge Oil Ltd. and was a major contributor to Bridge’s growth, expanded portfolio and development through to the early 1990s. Mr. Skipper returned to Calgary, Alberta in 1992 as a Vice President for PanCanadian Petroleum International to help in the building of an international portfolio for PanCanadian (now part of EnCana). From 1998 to 2005 he was the Executive Vice President for Antrim Energy Inc. in Calgary, Alberta, Canada. From late 2005 to 2008 he was an advisor to Molopo Australia Limited, based in Sydney, Australia. Since 1998, he has been the sole owner and director of Petrosedex Energy International Inc., a private Alberta oil and gas company. Since 2008, he has been co-founder and Executive Director of Australia-based Petrosedex Pty Limited, a privately owned advisory and consulting company, which advises companies, financial and academic institutions on oil and gas matters. The Board has determined that Mr. Skipper is independent under NYSE MKT rules.

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NOTICE OF ANNUAL GENERAL MEETING 11 NOVEMBER 2014

Key Attributes, Experience and Skills: Mr. Skipper brings to the Board, among his other skills and qualifications, significant experience in the oil and natural gas industry that he gained while serving as a gas executive, exploration geologist, and independent oil and gas producer. In addition, he has significant experience helping private companies grow and prosper. In light of the foregoing, our Board has concluded that Mr. Skipper is well qualified to serve as a director of the Company.

Other Public Company Board Service: None.

Recent Past Public Company Board Service: Rawson Resource Limited (ASX: RAW) from May 2005 to December 2012; Red Sky Energy Limited from February 2007 to December 2009 (ASX: ROG); and Circumpacific Energy Corporation from January 2010 to November 2010 (TSX VENTURE:CER).

Dr. Victor Rudenno, 63, joined the Company as a director in April 2007. In 1984, Dr. Rudenno transitioned to the investment industry as a mining analyst working for firms such as James Capel, DBSM, and Prudential Bache. In 1995, he moved to the corporate side of investment banking and worked for a number of leading firms, including Macintosh Corporate, Deutsche Bank, Hartley Poynton, and CBIC. In 2002, Dr. Rudenno co–founded Equity Capital Markets Ltd., an investment bank specializing in corporate advice and capital raising, which merged with Interfinancial in 2005 and was subsequently acquired by Tolhurst Limited in 2007. Since April 2009, Dr. Rudenno has been the principal and Executive Director of Revaluate Pty Limited, a corporate advisory firm. Dr. Rudenno is also a Senior Fellow of the Financial Services Institute of Australia and a Fellow of the Australian Institute of Mining and Metallurgy. He holds a Bachelor of Mining Engineering degree, a Master of Commerce degree, and a Doctor of Philosophy for his thesis on mining economics. He is the author of the textbook, Mining Valuation Handbook. The Board has determined that Dr. Rudenno is independent under NYSE MKT rules.

Key Attributes, Experience and Skills: Dr. Rudenno brings to the Board, among his other skills and qualifications, significant experience in the investment banking and mining industries that he gained while serving as an executive for Equity Capital Markets Limited and Revaluate Pty Limited. In addition, Dr. Rudenno is also an expert on mining economics, as he earned a Doctor of Philosophy for his thesis on this subject and also authored a textbook on mining valuation. He was voted among the top three Australian energy analysts in 1994 by Business Review Weekly. In light of the foregoing, our Board has concluded that Dr. Rudenno is well–qualified to serve as a director of the Company.

Other Public Company Board Service: None.

Recent Past Public Company Board Service: Pilbara Minerals Limited (ASX: PLS) from August 2010 to May 2013.

Dr. DeAnn Craig, 63, joined the Company as a director in July 2011. Dr. Craig brings to the Board a wealth of experience from an exemplary career in the energy industry. During her career, Dr. Craig has been a drilling engineer, a reservoir engineer responsible for reserves determination and property valuation, and progressed to senior management in several companies, including Phillips Petroleum, now ConocoPhillips, and CNX Gas. From February 2009, she has served on the Colorado Oil and Gas Conservation Commission and from January 2009, as an Adjunct Professor at the Colorado School of Mines. From April 2011 to January 2012, Dr. Craig was a consultant for Atlas Energy. From 2007 until 2009, Dr. Craig was Senior Vice President – Asset Assessment for CNX Gas Corporation, and from 2006 to 2007 Dr. Craig was Consultant for Chevron North American Exploration and Production (CNAEP). Dr. Craig is a graduate of the Colorado School of Mines, from which she holds several degrees, including a Bachelor of Science in Chemical and Petroleum Refining Engineers and a Bachelor of Science in Mineral Engineering Chemistry. She has also has a Master of Science in Mineral Economics, a Master of International Political Economy of Resources, a Master of Business Administration, and a Doctor of Philosophy. Dr. Craig is a registered, professional engineer in the State of Colorado. The Board has determined that Dr. Craig is independent under NYSE MKT rules.

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NOTICE OF ANNUAL GENERAL MEETING 11 NOVEMBER 2014

Key Attributes, Experience and Skills: Dr. Craig brings to the Board, among her other skills and qualifications, significant experience in the oil and gas industry that she gained while working as a drilling engineer, a reservoir engineer, and most recently, as a consultant. In addition, Dr. Craig is an expert in her field, as she has earned numerous degrees related to petroleum refining, mineral engineering, mineral economics, and international political economy, among other degrees. In light of the foregoing, our Board has concluded that Dr. Craig is well–qualified to serve as a director of the Company.

Other Public Company Board Service: Atlas Resource Partners, L.P. (NYSE: ARP)

Recent Past Public Company Board Service: None.

Terence Barr, 65, was appointed Managing Director, Chief Executive Officer and President of the Company in January 2005. Mr. Barr is a petroleum geologist with over 30 years of experience, including 11 years with Santos. In recent years, he has specialized in tight gas exploration, drilling, and completion, and is considered an expert in this field. Prior to joining the Company, Mr. Barr was employed as Managing Director by Ausam Resources from 1999 to 2003 and was the owner of Barco Exploration from 2003 to 2005.

Key Attributes, Experience and Skills: Mr. Barr brings to the Board, among his other skills and qualifications, significant experience in the oil and natural gas industry that he gained while serving as an executive for the Company, Ausam Resources, and Barco Exploration. With over 30 years of experience, he is considered an expert in the oil and natural gas field. In light of the foregoing, our Board has concluded that Mr. Barr is well–qualified to serve as a director of the Company and its Managing Director.

Other Public Company Board Service: None.

Recent Past Public Company Board Service: None.

Eugene McColley, 63, joined the Company as a director in 2013. He is a co-founder and managing general partner of Roaring Fork Capital Management, LLC, formed in 2002. He has provided both capital and value-added services to orphaned microcap companies (public companies with market capitalizations of $140 million or less that have been neglected by the financial community) for the past 20 years. His relevant expertise stems from experience as both a microcap investment banker and a direct investor in orphaned microcap companies. As an investment banker, Mr. McColley raised $280 million for over 50 public microcap companies. As a private equity fund manager and direct angel investor, Mr. McColley has invested in 81 orphaned microcap companies. The Board has determined that Mr. McColley is independent under NYSE MKT rules.

Key Attributes, Experience and Skills: Mr. McColley brings to the Board, among his other skills and qualifications, significant experience in the capital markets industry that he gained as managing general partner of Roaring Fork Capital Management, LLC. In light of the foregoing, our Board has concluded that Mr. McColley is well–qualified to serve as a director of the Company.

Other Present Public Company Board Service: None.

Recent Past Public Company Board Service: None.

Resolution 2—Adoption of Remuneration Report

We are asking our shareholders to approve, on an advisory basis per Australian rules, our Remuneration Report as set forth in our 2014 ASX Annual Report. That remuneration report was filed with the Australian Stock Exchange on September 16, 2014, was previously furnished on Form 8-K with the U.S. Securities Exchange Commission on September 18, 2014, and is attached to this U.S. Proxy Statement as Exhibit A. The Remuneration Report:

•	explains the Board’s policy for determining the nature and amount of remuneration of directors and senior executives of the Company;

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NOTICE OF ANNUAL GENERAL MEETING 11 NOVEMBER 2014

•	sets out remuneration details for each director, the most highly remunerated Company executive and the five most highly remunerated group executives of the Company;
•	details and explains any performance conditions applicable to the remuneration of executive directors of the Company; and
•	provides an explanation of share–based compensation payments for each director and senior executive of the Company.

The vote on the resolution is advisory only and does not bind the directors or the Company, nor does it affect the remuneration already paid or payable to the directors or the executives. The Chairman of the AGM will allow reasonable opportunity for shareholders to ask questions about, or comment on the Remuneration Report at the meeting. Shareholders should note that prices specified in the Remuneration Report are in Australian Dollars unless otherwise indicated.

Section 250R(4) of the Corporations Act prohibits any votes on this Resolution being cast by senior executives (or their associates) whose remuneration details are disclosed in the Remuneration Report. However, an exception to this prohibition exists to enable the Chairman to vote shareholders’ undirected proxy votes. In this regard, you should note that if you appoint the Chairman as your proxy and you indicate on the proxy form that you do not wish to specify how the Chairman should vote on resolution 2, the Chairman will cast your votes in favor of resolution 2. If you wish to appoint the Chairman as your proxy but do NOT want your votes cast in favor of resolution 2, you must indicate your voting intention by checking the box marked either ‘against’ or ‘abstain’ opposite resolution 2 on the proxy form.

Resolution 3—Ratify Allotment of Shares and Issue of Options

Further details on resolution 3 are in the preceding Notice of Annual General Meeting. This resolution is required by Australian law.

In accordance with ASX Listing Rule, 7.5.6, any votes cast on resolution 3 (other than as proxy for a member who is entitled to vote where the instrument of proxy specifies how the proxy is to vote on the resolution) by or on behalf of any person who participated in the issue, the subject of that resolution, or any of its associates, will be disregarded.

You may vote “For,” “Against” or “Abstain” on resolution 3. There is no minimum number of votes required to pass this ordinary resolution. Neither broker non–votes nor abstentions will affect the outcome of the resolution.

The Board recommends a vote “FOR” the ratification of shares and issue of options.

Resolution 4 –Appointment of New Auditor

The Audit Committee recently invited tenders for the position of Company auditor, to which it received several responses including a tender from its current auditor PricewaterhouseCoopers. After careful consideration of each tender the Audit Committee resolved to proceed with the tender made by RSM Bird Cameron.

A copy of the notice of nomination of RSM Bird Cameron received by the Company from Barco Exploration Pty Ltd, a member of the Company, accompanies the Notice of Meeting. RSM Bird Cameron has consented in writing to act as auditor of the Company.

To facilitate the change in auditor, the Audit Committee has requested that PricewaterhouseCoopers resign as auditor. Under the Australian Corporations Act an auditor of a company can only resign from its position with ASIC’s consent. PricewaterhouseCoopers has notified the Company that is has applied to ASIC for this consent. The Company understands that ASIC will advise the Company of its decision shortly, but it had not done so at the date of preparation of the Explanatory Memorandum and U.S. proxy statement. However, the Audit Committee is not aware of any reason why consent should not be forthcoming and it expects to receive notification of ASIC’s consent shortly. An update will be provided at the AGM.

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NOTICE OF ANNUAL GENERAL MEETING 11 NOVEMBER 2014

PricewaterhouseCoopers will attend the AGM in its capacity as auditor of the Company, regardless of whether ASIC’s consent has been obtained.

If ASIC’s consent is obtained prior to the AGM then PricewaterhouseCoopers’s resignation and RSM Bird Cameron’s appointment as auditor will be effective from the close of the AGM.

The Audit Committee’s decision to proceed to change the Company’s auditor is not the result of a disagreement between the Company and PricewaterhouseCoopers on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure.

Notice of Nomination of Auditor by a Member

In accordance with Section 328(1) of the Corporations Act 2001, Barco Exploration Pty Ltd, being a member of Samson Oil & Gas Limited, hereby nominates RSM Bird Cameron as auditor of Samson Oil & Gas Limited.

Note: The Audit Committee has selected Hein & Associates LLP as its U.S. auditor for the fiscal year ended June 30, 2015.

You may vote “For,” “Against” or “Abstain” on resolution 4. There is no minimum number of votes required to pass this ordinary resolution. Neither broker non–votes nor abstentions will affect the outcome of the resolution.

The Board recommends a vote “FOR” the ratification of this appointment.

Resolutions 5, 6, and 7 – Issue of Options to Dr Victor Rudenno, Dr DeAnn Craig, and Mr Keith Skipper

Under Australian law, the issuance of options to members of boards of directors must be approved by shareholders. It is proposed to grant 6,000,000 options on the terms set forth in Annexure “B” to each of Dr Victor Rudenno, Dr DeAnn Craig, and Mr Keith Skipper. Please see the Explanatory Memorandum to Shareholders for additional information regarding these resolutions.

You may vote “For,” “Against” or “Abstain” on resolutions 5, 6 and 7. There is no minimum number of votes required to pass this ordinary resolution. Neither broker non–votes nor abstentions will affect the outcome of the resolution.

Note:

a. The options referred to in resolutions 5, 6 and 7 will be issued within one month after the date of the annual general meeting.

b. The options will be issued free of charge and no funds will be raised from the issue.

c. In accordance with Listing Rule 10.13.6 and section 224 of the Corporations Act 2001, any votes cast on resolutions 5, 6 and 7 (other than (i) by a person as proxy for a member who is entitled to vote, in accordance with the directions on the relevant proxy form or (ii) by the Chairman of the meeting as an undirected proxy for a member who is entitled to vote) by Dr V Rudenno, Dr D Craig or Mr K Skipper, any of their nominees or any of their associates, will be disregarded.

Resolution 8 – Adoption of Long Term Incentive Plan 2014 (LTIP)

The Long Term Incentive Plan 2014 (LTIP), including its performance measures, is described in the Explanatory Memorandum to Shareholders. Additional disclosures to comply with U.S. rules are below. The LTIP is also attached as Annexure “C”.

The Company will disregard any votes cast on this resolution 8 by any director of the Company (except one who is ineligible to participate in the LTIP) and any Associate of that director. However, the Company need not disregard a vote if it is cast by such a person as a proxy for a person who is entitled to vote, in accordance with the directions on the proxy form, or, it is cast by the Chair as proxy for a person who is entitled to vote, in accordance with a direction on the proxy form to vote as the proxy decides. (All capitalized terms not defined in this U.S. proxy statement are defined in the attached Explanatory Memorandum to Shareholders.)

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NOTICE OF ANNUAL GENERAL MEETING 11 NOVEMBER 2014

You may vote “For,” “Against” or “Abstain” on resolution 8. There is no minimum number of votes required to pass this ordinary resolution. Neither broker non–votes nor abstentions will affect the outcome of the resolution.

A person appointed as a proxy must not vote, on the basis of that appointment, on this resolution 8 if:

a.	the proxy is either (i) a member of the Key Management Personnel for the Company; or (ii) a closely related party of such a member; and
b.	the appointment does not specify the way the proxy is to vote on this resolution 8.

However, the above prohibition does not apply if:

c.	the proxy is the Chair; and
d.	the appointment expressly authorises the Chair to exercise the proxy even though resolution 8 is connected with the remuneration of the Key Management Personnel for the Company.

Additional U.S. Disclosure

The following information should be read in conjunction with the information on resolution 8 in the Explanatory Memorandum to Shareholders. The following contains additional points that are required by U.S. disclosure rules and are not included in the Explanatory Memorandum to Shareholders disclosure.

New Plan Benefits: All awards to be made under the LTIP are subject to the future exercise of discretion by the Compensation Committee, and accordingly are not determinable. Because payment of any award may be contingent on the attainment of performance objectives established for such year by the Compensation Committee, the amounts payable to eligible participants under the Plan (as proposed to be amended) for any fiscal year during which the Plan (as proposed to be amended) is in effect cannot currently be determined.

As explained in the Explanatory Memorandum to Shareholders, the quantum of long term awards will be based on an approximate ratio to an eligible employee’s base salary as follows; however, the exact number of shares this represents will not be known until the date of grant due to fluctuating stock price:

(i)	CEO	100%
(ii)	Other Executives	75%
(iii)	All others	25% or as specified

Eligibility: All 10 Samson employees are eligible to participate in the U.S. Base Plan.

Amending the LTIP: The LTIP can generally be amended by the Board of Directors, in its discretion. Because the terms of the U.S. Equity Incentive Base Plan, attached as Annexure “D”, apply to any LTIP approved by the shareholders, the Compensation Committee also has authority and discretion (i) to adopt, alter and repeal adopt rules establishing procedures and rules of construction for the administration of awards under the LTIP consistent with the terms of the LTIP and the U.S. Base Plan, if it so elects; (ii) to modify, amend or adjust the terms and conditions of any award made under the LTIP to comply with applicable law or accounting standards, including any subsequent changes thereto; and (iii) to make all other determinations necessary or advisable for the administration of the U.S. Base Plan, including the LTIP.

As for the U.S. equity incentive base plan which terms apply to the LTIP and is attached as Annexure “D”, the Compensation Committee shall have full and final authority and discretion (i) to adopt, alter and repeal adopt rules (i.e., the rules establishing procedures and rules of construction for the administration of awards consistent with the terms of the U.S. Base Plan providing the grant(s)), guidelines and practices governing the U.S. equity incentive base plan, if it so elects; (ii) to modify, amend or adjust the terms and conditions of any award to comply with applicable law or accounting standards, including any subsequent changes thereto; and (iii) to make all other determinations necessary or advisable for the administration of the U.S. equity incentive base plan.

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NOTICE OF ANNUAL GENERAL MEETING 11 NOVEMBER 2014

Resolution 9 – Grant of Restricted Shares under the LTIP to Terry Barr

This resolution is required by Australian law. Please see the Explanatory Memorandum of Shareholders for information regarding this resolution.

You may vote “For,” “Against” or “Abstain” on resolution 11. There is no minimum number of votes required to pass this ordinary resolution. Neither broker non–votes nor abstentions will affect the outcome of the resolution.

The Company will disregard any votes cast on this resolution 9 by any director of the Company (except one who is ineligible to participate in the LTIP) and any Associate of that director. However, the Company need not disregard a vote if it is cast by such a person as a proxy for a person who is entitled to vote, in accordance with the directions on the proxy form, or, it is cast by the Chair as proxy for a person who is entitled to vote, in accordance with a direction on the proxy form to vote as the proxy decides.

A person appointed as a proxy must not vote, on the basis of that appointment, on this resolution 9 if:

a.	the proxy is either (i) a member of the Key Management Personnel for the Company; or (ii) a closely related party of such a member; and
b.	the appointment does not specify the way the proxy is to vote on this resolution 9.

However, the above prohibition does not apply if:

c.	the proxy is the Chair; and
d.	the appointment expressly authorises the Chair to exercise the proxy even though resolution 9 is connected with the remuneration of the Key Management Personnel for the Company.

Note: The following matters are being put to a vote of shareholders to satisfy certain US legal, tax and regulatory requirements.

Resolution 10 -- Advisory Vote on “Named Executive Officer” Compensation

In accordance with the requirements of the U.S. Securities Exchange Act of 1934, the compensation paid to the Company’s “named executive officers, as disclosed in this Annexure “A” U.S. Proxy Statement, including the Compensation Discussion and Analysis, compensation tables and narrative discussion in the “Executive Compensation” section of this U.S. Proxy Statement, is hereby submitted to an advisory vote of shareholders.

Our “named executive officers” are:

1. Terence M. Barr Managing Director, Chief Executive Officer, and President

2. Robyn Lamont, Chief Financial Officer

3. David Ninke, Vice President – Exploration

4. Dan Gralla, Vice President – Engineering (through May 30, 2014)

5. Denis Rakich, Secretary

Note:

In accordance with Section 14A of the U.S. Securities Exchange Act of 1934, this resolution is advisory only and does not bind the Directors of the Company.

You may vote “For,” “Against” or “Abstain” on the advisory vote. The advisory vote is non-binding, as provided by law. The Board will review the results of the votes and will take them into account in making a determination concerning named executive officer compensation.

The Board recommends a “FOR” vote on the advisory vote.

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NOTICE OF ANNUAL GENERAL MEETING 11 NOVEMBER 2014

Resolution 11 – Approval of U.S. Base Equity Incentive Plan (U.S. Base Plan)

In order to ensure compliance with various U.S. securities laws and regulations, tax laws and stock exchange rules, if the LTIP is adopted by shareholders, a U.S. Base Plan describing the terms required by U.S. laws for any grants to U.S. residents under the LTIP, as disclosed in Annexure “D”, is hereby submitted to a vote of shareholders for approval.

No grants of ordinary shares or other equity compensation may be made under the U.S. Base Plan itself. The U.S. Base Plan provides a U.S. law compliant framework for the Company’s issuance of equity securities to U.S. residents under the LTIP or another shareholder-approved equity plan.

You may vote “For,” “Against” or “Abstain” on resolution 11. There is no minimum number of votes required to pass this ordinary resolution. Neither broker non–votes nor abstentions will affect the outcome of the resolution.

The U.S. Base Plan is attached hereto as Annexure “D”.

The Board recommends a “FOR” vote on the U.S. Base Plan.

Material Features of the U.S. Base Plan: The U.S. Base Plan does not make or authorize any grants of equity based compensation; rather, its adoption ensures that any grants that are made by or under a long term incentive plan satisfy all U.S. tax and other laws. Actual grants of equity based compensation can only be made by separate adoption of one or more long term incentive plans, generally on an annual basis, by the Compensation Committee and approval of that long term incentive plan by the Company’s shareholders. For purposes of U.S. law and U.S. stock exchange regulations, any grant of equity based compensation to an Employee under a long term incentive plan will also be deemed to have been made under the U.S. Base Plan.

Shareholder approval of the U.S. Base Plan is required by U.S. law to ensure that future grants of equity based compensation under any long term incentive plan adopted by the Committee and approved by the shareholders complies with all applicable U.S. law. The U.S. Base Plan specifically authorizes the grant of any form of equity based compensation that is included in an LTIP adopted by the Committee and approved by the shareholders. This U.S. Base Plan also authorizes the Committee to adopt rules establishing procedures and rules of construction for the administration of Awards consistent with the terms of the LTIP providing the grant(s). No Award may be granted or paid unless it is explicitly authorized by, and in accordance with, the terms of a long term incentive plan that has been adopted by the Committee and approved by the Company’s shareholders.

New Plan Benefits: Equity grants will be made under long term incentive or other plans approved by shareholders. These plans must adhere to the terms of the U.S. Base Plan. Benefits or amounts received by or allocated to recipients are not determinable. Benefits or amounts which would have been received by or allocated to recipients for the last completed fiscal year if the plan had been in effect may not be determined.

Eligibility: All 10 Samson employees are eligible to participate in the U.S. Base Plan.

Amending the U.S. Base Plan: The Compensation Committee shall have full and final authority and discretion (i) to adopt, alter and repeal adopt rules (i.e., the rules establishing procedures and rules of construction for the administration of awards consistent with the terms of the U.S. equity incentive base plan providing the grant(s)), guidelines and practices governing the U.S. equity incentive base plan, if it so elects; (ii) to modify, amend or adjust the terms and conditions of any award to comply with applicable law or accounting standards, including any subsequent changes thereto; and (iii) to make all other determinations necessary or advisable for the administration of the U.S. Base Plan.

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NOTICE OF ANNUAL GENERAL MEETING 11 NOVEMBER 2014

AUDIT COMMITTEE MATTERS

Audit Committee Pre–Approval Policy

The charter of the Audit Committee includes certain procedures regarding the pre–approval of all engagement letters and fees for all auditing services and permitted non–audit services performed by the independent auditors, subject to any exception under Section 10A of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder (the “Exchange Act”). Pre–approval authority may be delegated to an Audit Committee member or a subcommittee comprised of members of the Audit Committee, and any such member or subcommittee shall report any decisions to the full Audit Committee at its next scheduled meeting. All services were approved by the Audit Committee pursuant to its pre–approval policies as in effect as of the relevant times.

Representatives of our independent auditors, PricewaterhouseCoopers LLP (“PWC”), will be present at the Annual General Meeting and will be available to respond to appropriate questions.

Fees Paid to Principal Accountants

	Fiscal Year Ended June 30,
	2014		2013
Audit fees		$768,371	$804,846
Audit–related fees	$		$0
Tax fees	$		$0
All other fees	$		$0
Total		$768,371	$804,846

Change of Independent Public Accountants

As reported in the Company’s Report on Form 8-K dated September 18, 2014, the Audit Committee recently conducted a competitive process to determine the Company's independent registered public accounting firm for the fiscal year ending June 30, 2015. As a result of this process, on September 18, 2014, the Audit Committee approved the engagement of Hein & Associates LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2015. On the same date, the Company dismissed PricewaterhouseCoopers LLP ("PwC") as the Company's independent registered public accounting firm, effective immediately.

The reports of PwC on the Company's financial statements for each of the two fiscal years ended June 30, 2014 and 2013, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Company's financial statements for the fiscal years ended June 30, 2014 and 2013, and in the subsequent interim period through September 18, 2014, there were no "disagreements" (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures any of which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the matter in their report.

There was a "reportable event" (as that term is defined in Item 304(a)(1)(v) of Regulation S-K) during the fiscal year ended June 30, 2014 and the subsequent interim period through September 18, 2014, related to the material weakness in the Company's internal control over financial reporting disclosed in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2014 (the "Annual Report"). As disclosed in the Annual Report, the Company concluded that a material weakness existed as of June 30, 2014, in that the Company did not design and maintain effective controls over the completeness and accuracy of our accounting for asset retirement obligations. Specifically, there is a lack of precision in the review of accounting for the asset retirement obligation and the related accretion expenses. This control deficiency resulted in errors in the calculation of the asset retirement obligation inclusive of accretion expense. Additionally, this control deficiency could result in misstatements of the aforementioned accounts and disclosures that would result in a material misstatement of the consolidated financial statements that would not be prevented or detected. Accordingly, our management has determined that this control deficiency constitutes a material weakness. Because of the material weakness, management concluded that the Company did not maintain effective internal control over financial reporting as of June 30, 2014 based on criteria in Internal Control—Integrated Framework (1992) issued by the COSO. Accordingly, the report of PwC on the Company's internal control over financial reporting as of June 30, 2014, which was included in the Annual Report, contained an adverse opinion thereon. The Audit Committee has discussed the material weakness in its internal control over financial reporting with PwC and has authorized PwC to respond fully to the inquiries of Hein & Associates LLP concerning such material weakness.

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NOTICE OF ANNUAL GENERAL MEETING 11 NOVEMBER 2014

As discussed above, on September 18, 2014, the Committee engaged Hein & Associates LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2015. During the fiscal years ended June 30, 2014 and 2013 and through September 18, 2014, neither the Company, nor anyone acting on its behalf, has consulted Hein & Associates LLP with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report was provided to the Company nor oral advice was provided to the Company that Hein & Associates LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, except as described in the last sentence of this paragraph; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K), expect as described in last sentence of this paragraph. During fiscal years ended June 30, 2014 and 2013, the Company consulted with Hein & Associates LLP on certain matters related to internal control over financial reporting, including the material weakness described above, and certain matters related to the Company’s calculation and presentation of its tax provision.

Audit Committee Report

Our management is responsible for the preparation of our financial statements and our independent auditors PWC, is responsible for auditing our annual financial statements and expressing an opinion as to whether they are presented fairly, in all material respects, in conformity with accounting principles generally accepted in the United States (“US GAAP”). The Audit Committee is responsible for, among other things, reviewing and selecting our independent auditors, reviewing our annual and interim financial statements and pre–approving all engagement letters and fees for auditing services.

In the performance of its oversight function in connection with our financial statements as of and for the fiscal year ended June 30, 2014, the Audit Committee has:

•	Reviewed and discussed the audited financial statements with management and PWC — the Audit Committee’s review included a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements;
•	Discussed with PWC the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, of the Auditing Standards Board of the American Institute of Certified Public Accountants, as adopted by the Public Company Accounting Oversight Board in Rule 3200T;
•	Received the written disclosures and the letter from PWC regarding their communications with the Audit Committee concerning independence as required by the Public Company Accounting Oversight Board and discussed the independence of PWC with PWC; and
•	Reviewed and approved the services provided by PWC.

Based upon the reports and discussions described above, and subject to the limitations on the roles and responsibilities of the Audit Committee referred to in its charter, the Audit Committee recommended to the Board, and the Board approved, that the Company’s audited financial statements be included in our Annual Report on Form 10–K for the fiscal year ended June 30, 2014, as filed with the Securities and Exchange Commission on September 15, 2014.

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NOTICE OF ANNUAL GENERAL MEETING 11 NOVEMBER 2014

Subject to the approval of PWC’s resignation by the Australian securities authority ASIC, and shareholder approval of, the Audit Committee’s proposal to appoint RSM Bird Cameron as our new independent accountants, as our Australian auditors for the fiscal year ending June 30, 2015. In the U.S., the Audit Committee plans to appoint Hein and Associates as our U.S. auditors for the fiscal year ending June 30, 2015.

AUDIT COMMITTEE:

Dr. Victor Rudenno

Mr. Keith Skipper

Dr. DeAnn Craig

ORDINARY SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

This section sets forth information regarding the beneficial ownership of our ordinary shares, including ordinary shares held by means of ADSs, by certain holders of our ordinary shares and by our executive officers and directors. Beneficial ownership has been determined in accordance with applicable SEC rules, pursuant to which a person is deemed to be the beneficial owner of securities if he or she has or shares voting or investment power with respect to such securities or has the right to acquire voting or investment power within 60 days.

As of September 18, 2014, Samson does not know of any beneficial owners of more than 5% of the Company’s ordinary shares. All information concerning security ownership of certain beneficial owners is based upon filings made by such persons with the SEC or upon information provided by such persons to us.

The following table sets forth information regarding beneficial ownership of our ordinary shares by our executive officers and directors as of September 18, 2014. Except as otherwise indicated, (i) the address of the persons listed below is c/o Samson Oil & Gas Limited, 1331 17th Street, Suite 710, Denver, CO 80202 and (ii) the persons listed below, to our knowledge, have sole voting and investment power with respect to all shares of ordinary shares shown as beneficially owned by them, subject to the application of community property laws where applicable. To the Company’s knowledge, none of the ordinary shares held by our executive officers and directors have been pledged as security as of that date. Beneficial ownership representing less than 1% is denoted with an asterisk.

	Ordinary Shares Beneficially Owned
Name	Amount of Ordinary Shares	Percent of Total Ordinary Shares
Terence Barr(1)	25,349,384	*
Robyn Lamont(2)	9,472,038	*
David Ninke(3)	9,112,620	*
Denis Rakich(4)	5,000,000	*
Victor Rudenno(5)	12,934,346	*
Keith Skipper(6)	7,516,502	*
DeAnn Craig(7)	4,280,000	*
Eugene McColley(8)	2,803,501	*
Directors and Current Executive Officers as a group (eight persons)	76,468,395	2.37%

(1)	Consists of 14,064,366 ordinary shares, 24,104 ADSs (482,080 ordinary shares), currently exercisable options to purchase 10,000,000 ordinary shares, and currently exercisable warrants to purchase 802,938 ordinary shares.
(2)	Consists of 1,961,178 ordinary shares, 25,543 ADSs (510,860 ordinary shares), currently exercisable options to purchase 7,000,000 ordinary shares.
(3)	Consists of 105,631 ADSs held free of restrictions (2,112,620 ordinary shares), and 7,000,000 options currently exercisable.
(4)	Consists of currently exercisable options to purchase 5,000,000 ordinary shares.
(5)	Consists of 5,892,105 ordinary shares, options currently exercisable to purchase 7,042,241 ordinary shares.

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NOTICE OF ANNUAL GENERAL MEETING 11 NOVEMBER 2014

(6)	Consists of 936,502 ordinary shares and currently exercisable options to purchase 6,580,000 ordinary shares.
(7)	Consists of currently exercisable options to purchase 4,000,000 ordinary shares and 14,000 ADSs (280,000 ordinary shares).
(8)	Consists of 100,125 ADSs (2,002,500 ordinary shares) and 4,801,001 options to purchase ordinary shares held by Mr. McColley individually. Does not include 40,000 ADSs owned by Roaring Fork Capital SBIC, L.P. (800,000 ordinary shares), of which Mr. McColley is a managing member and part owner. Even though Mr. McColley remains a managing member of Roaring Fork, in connection with his appointment as a director, he gave up all voting and investment power over the Samson shares held by Roaring Fork. As a result, Mr. McColley disclaims beneficial ownership of those shares for Section 13 reporting purposes. Because Mr. McColley remains a part owner of Roaring Fork, however, he retains a pecuniary interest in the Samson shares held by Roaring Fork to the extent of his interest in Roaring Fork notwithstanding his lack of control over those shares. For that reason, future acquisitions or dispositions of Samson shares by Roaring Fork will be reported in Mr. McColley’s reports on Form 4 to the extent of his pecuniary interest in those transactions.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

In this Compensation Discussion and Analysis, we discuss our compensation philosophy and objectives, what the compensation program is designed to reward, and the material elements of the compensation program for our named executive officers (“executive officers”). Our compensation committee is comprised of the four independent members of the Board: committee chairperson Keith Skipper, Dr. Victor Rudenno, Dr. DeAnn Craig and Eugene McColley.

Compensation Philosophy and Objectives

The Compensation Committee believes that:

•	executive interests should be aligned with shareholder interests;
•	executive compensation should be structured to provide appropriate incentive and reasonable reward for the contributions made and performance achieved; and
•	a competitive compensation package must be provided to attract, motivate, and retain experienced and talented executives.

Our executive compensation program is designed to align pay with both short–term and long–term Company performance. The intent of the program is to put a substantial portion of compensation at risk and tied to performance, and to reward unique or exceptional contributions to overall sustainable value creation for shareholders. The Compensation Committee’s intent is to maintain an executive compensation program that:

•	encourages growth in our oil and natural gas development and exploration, cash flow, balance sheet discipline, cost containment and achievement of production targets;
•	aligns executive and shareholder interests by creating an ongoing equity ownership position for executives;
•	attracts, motivates and retains superior executive talent over the long–term; and
•	provides compensation opportunities for high–performing executives.

The components of our executive compensation during the fiscal year ended June 30, 2014 are presented below and discussed in more detail later in this report:

•	a base salary that is competitive to the base salaries offered by other oil and gas exploration and production enterprises similar to our Company, the actual level of which is determined by individual performance, experience, and personal competencies;
•	annual cash incentive compensation for achieving targeted performance levels; and
•	ordinary share options to reward achievement of Company objectives, individual responsibility and productivity, and high quality work.

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NOTICE OF ANNUAL GENERAL MEETING 11 NOVEMBER 2014

The Compensation Committee believes the total compensation of our executive officers should be comparable to companies approximately our size in the same industry. In reaching compensation decisions, the Compensation Committee will not mechanically apply the above compensation components. Rather, careful consideration is given to the appropriate percentage mix of such components so that each of our executive officers is individually and appropriately incentivized. In addition, the Compensation Committee may approve case–specific compensation plans to accommodate individual circumstances or non–recurring situations, as appropriate.

Employment Agreements

We amended our employment agreements with each of our executive officers (except for Mr. Rakich, who does not have an employment agreement, and Mr. Barr, as described below) effective as of January 1, 2011, to provide that each executive officer will receive benefits if his or her employment is terminated (other than for cause) by our Company, by the executive officer’s death or disability or in certain circumstances following a change in control. These arrangements reinforce and encourage our executive officers’ continued attention and dedication to their duties without the distraction arising from the possibility of a change in control of our Company and are intended to facilitate a smooth transition in the event of a change in control of our Company. In addition, these arrangements provide our executive officers with severance to help ease their financial transition from our Company. In accordance with Australian legal requirements, Mr. Barr’s amended employment agreement does not provide for any benefits payable upon a change in control. The details and amount of these benefits are described in the table below “—Potential Payments Upon Termination or Change in Control.”

On September 26, 2013, the Compensation Committee approved the renewal of the employment contracts of all four of its executive officers. Chief Executive Officer Terry Barr’s employment contract was renewed until December 31, 2015, and Chief Financial Officer Robyn Lamont, Vice President Exploration David Ninke, and Vice President Engineering Dan Gralla’s employment contracts were renewed until December 31, 2016. Mr. Gralla subsequently resigned from the Company effective May 30, 2014.

Setting Compensation

Management provides the Compensation Committee with summary compensation information to assist it in understanding the totality of our executive compensation and benefit programs. This information shows the total dollar value of an executive officer’s accumulated compensation and benefits. These summaries provide the Compensation Committee with important information useful in analyzing and understanding the design, operation, and effectiveness of our executive compensation programs.

The Compensation Committee approves the final determination of compensation for Mr. Barr, our Managing Director, President and Chief Executive Officer. Mr. Barr makes recommendations to the Compensation Committee with respect to the compensation of our other executive officers based on the individual performance of each executive. In making its determinations with respect to compensation of our Chief Executive Officer and other executive officers, the Compensation Committee reviews the summary compensation information for each executive officer and considers the executive officer’s base salary, potential payments under selected performance scenarios and termination of employment and change–in–control scenarios, as well as accumulated equity in our Company, all in light of peer group practices. The purpose of this process is to analyze the total amount of actual and projected compensation of our executive officers and to determine whether any one component of compensation should be changed. The Compensation Committee then considers whether the actual and projected compensation is aligned with its compensation philosophy and competitive market practices.

The Compensation Committee has determined that the compensation of our executive officers, both the total and its components, is generally consistent with the Compensation Committee’s expectations, philosophy, and current market practices.

The Compensation Committee and the Board has the authority to retain outside consultants to assist the Board in performing these responsibilities. During the fiscal year ended June 30, 2014, Denver Compensation and Benefits, LLC (“DCB”) served as a compensation consultant for the Compensation Committee. The Compensation Committee utilized analysis prepared by DCB to assess appropriate salary levels and the appropriate potential for bonus incentives and equity and non-equity incentive awards. In developing the analysis, the Compensation Committee instructed DCB to conduct a review utilizing peer group data and to make recommendations with respect to compensation levels and appropriate forms of compensation. The peer group utilized by DCB consisted of the following oil and gas exploration and production companies: American Eagle Energy Corp.; Carbon Natural Gas Co.; Double Eagle Petroleum Co.; Earthstone Energy Inc.; Evolution Petroleum Corp.; Fieldpoint Petroleum Corp.; Gasco Energy Inc.; Lucas Energy Inc.; Magellan Petroleum Corp.; Trans Energy Inc.; and Zaza Energy Corp.

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NOTICE OF ANNUAL GENERAL MEETING 11 NOVEMBER 2014

DCB did not provide any services to the Company other than those requested by the Compensation Committee and related to such consultant’s engagement as an independent consultant to the Compensation Committee, and DCB did not provide, directly, or indirectly through affiliates, any human resources outsourcing services for the Company. The Company believes that the consulting fees paid to DCB do not represent a significant percentage of its total revenues, and that DCB does not own any of the Company’s Ordinary Shares or ADSs. In addition, no officer, director, stockholder, or employee of DCB had any known personal relationship with any of the Company’s officers, directors, stockholders, or employees that the Compensation Committee believes would present a potential conflict of interest or impair such consultant’s independence. After consideration of the foregoing factors, the Compensation Committee believes that the work of DCB did not raise any potential conflicts of interest.

Elements of Compensation

There are three primary components of our executive compensation program: (1) base salary; (2) annual cash bonuses; and (3) equity-based awards. Company perquisites are a minor element of our executive compensation program. Each element is described below.

Base Salary.

The Compensation Committee believes that base salary is a critical element of executive compensation for attracting and retaining outstanding employees at all levels. The base salaries of our executive officers are reviewed by the Compensation Committee on the contract renewal date and adjusted from time to time to realign salaries with market levels, after taking into account individual responsibilities, performance, and experience. Base salaries are targeted for all executive officers at a level that is competitive with the base salaries offered by companies of similar size in our industry. Individual salaries take into account the individual’s performance, experience, and personal competencies.

There were no salary increases for the executive officers during the fiscal year ended June 30, 2014.

Annual Cash Bonuses.

The Compensation Committee adopted a Short Term Bonus Plan for 2014 (the “2014 Plan”) pursuant to which the named executive officers became eligible for cash awards based on the performance of the Company for the 12 month period from January 1, 2014, to December 31, 2014. The Plan utilizes the following performance targets during this period:

Metric	Target	Weighting

Production		30%
- Threshold (no bonus for production)	132,000 Barrels of Oil Equivalent (BOE)
- Target for payment of 50%	158,000 BOE (+20%)
- Stretch for payment of 100%	178,000 BOE (+35%)

Reserves		30%
- Threshold (no bonus for reserves)	1,367 Thousands of Barrels of Oil Equivalent (MBOE)
- Target for payment of 50%	1,640 MBOE (+20%)
- Stretch for payment of 100%	1,845 MBOE (+35%)

Discretionary		40%

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NOTICE OF ANNUAL GENERAL MEETING 11 NOVEMBER 2014

The 40% discretionary portion of the bonus will be based on such factors as the Compensation Committee, in its discretion, may determine.

The maximum cash bonus pool available to all employees of the Company from the 2014 Plan is $627,500. The short term incentive / base salary ratios for the eligible bonus payment are:

•	CEO	40%
•	Other Executives	35%
•	All others	25%

Under this ratio, the maximum bonus the CEO can earn is 40% of his base salary, or $160,000. The maximum bonus pool available to the remaining named executive officers would be approximately $420,000, and a maximum of $207,500 would be available for the Company’s other employees.

During the year ended June 30, 2014, $132,324 in bonuses was accrued and expensed. No bonuses have yet been paid.

Equity-based Awards. We believe that granting options to purchase ordinary shares and other equity incentive instruments, such as restricted stock, to our executive officers creates an ownership culture that encourages long–term performance. We also believe that such equity–based awards are a fair form of equity compensation because they align the recipient’s interests with those of our shareholders. We currently sponsor the Samson Oil & Gas Stock Option Plan which authorizes the issuance of options to directors, executive officers and other employees.

The only equity-based award made in fiscal year ended June 30, 2014 was 4,000,000 options granted to Eugene McColley upon his appointment as director in November 2013. This grant was approved by shareholders at our 2013 Annual General Meeting.

Also, we are asking shareholders to approve both a Long Term Incentive Plan 2014 (LTIP) and a U.S. Base Equity Incentive Plan (U.S. Base Plan). Under Australian law, the LTIP itself would be sufficient; however, under U.S. law, the terms included in the U.S. Base Plan are also necessary. The LTIP performance metrics established by the Compensation Committee for 2014 are set forth in the Explanatory Memorandum to Shareholders, and additional disclosure is in this U.S. proxy statement.

Perquisites and Other Compensation

We have provided, and intend to continue to maintain, relatively modest executive benefits and perquisites for our executive officers. The independent directors in their discretion may, however, elect to revise, amend or add to our executive officers’ benefits and perquisites if they deem it advisable to do so.

The Company maintains a health insurance plan and a 401(k) plan (including matching Company contributions), that are provided to all employees located in the United States. The Company is required by Australian law to contribute a portion of the gross income of any employee and certain directors located in Australia to an approved superannuation fund. The Company contributes to the superannuation fund for Denis Rakich and Keith Skipper. The Company also pays life insurance premiums on behalf of its executive officers.

Risk Considerations

The Compensation Committee and management have reviewed our compensation policies and practices and believe they encourage prudent business decisions and do not create or encourage excessive risks or risk taking that is reasonably likely to result in a material adverse impact on the Company.

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NOTICE OF ANNUAL GENERAL MEETING 11 NOVEMBER 2014

Compensation Committee Interlocks and Insider Participation

None of members of the Compensation Committee have been or will be one of the Company’s officers or employees. The Company does not have any interlocking relationships between its executive officers and the Compensation Committee, nor has any such interlocking relationship existed in the past. Mr. Barr did not participate in deliberations concerning his own compensation as Managing Director, Chief Executive Officer and President.

Compensation Committee Report

We, the Compensation Committee of the Board, have reviewed and discussed the Compensation Discussion and Analysis (set forth above) with the management of the Company, and, based on such review and discussion, have recommended to the Board inclusion of the Compensation Discussion and Analysis in this U.S. Proxy Statement and, through incorporation by reference from this U.S. Proxy Statement, the Company’s Annual Report on Form 10–K for the fiscal year ended June 30, 2014.

Compensation Committee:

Mr. Keith Skipper

Dr. Victor Rudenno

Dr. DeAnn Craig

Mr. Eugene McColley

Executive Officer Compensation in Fiscal Year Ended June 30, 2014

Summary Compensation Table

The following table summarizes the total compensation paid or earned by our principal executive officer, our principal financial officer, and our three other executive officers other than the principal executive officer and principal financial officer who were serving as executive officers as of June 30, 2014 (the “named executive officers”).

Name and Principal Position	Fiscal Year Ended June 30	Salary ($)	Accrued Bonus ($)		Stock Awards ($)	Option Awards ($)		Non-Equity Incentive Plan Compensation(5) ($)	All Other Compensation ($)(4)	Total ($)
Terence M. Barr	2014	400,000	33,740	(2)	–	–		–	21,714	455,454
Managing	2013	400,000	–		–	–		–	27,924	427,924
Director,	2012	386,892	–		–	–		165,620	42,486	594,998
Chief Executive Officer and President

Robyn Lamont	2014	242,000	17,861	(2)	–	–	(3)	–	32,999	292,860
Chief Financial	2013	242,000	–		–	31,043	(3)	–	30,863	303,906
Officer	2012	230,343	10,000	(1)	-	112,727		69,017	23,389	493,794

David Ninke	2014	276,716	20,423	(2)	–	–		–	30,952	328,091
Vice President–	2013	276,716	–		–	31,043	(3)	–	32,556	340,315
Exploration	2012	270,973	–		–	112,727		86,705	32,640	503,045

Denis Rakich	2014	163,350	5,812	(2)	–	–		–	12,208	181,370
Secretary	2013	127,332	–		–	22,174	(3)	–	12,674	162,180
	2012	123,848	–		–	80,519		31,489	12,384	248,240

Dan Gralla	2014	240,502	–		–	–		–	10,842	264,885
Vice President–	2013	265,300	–		–	31,043	(3)	–	26,162	322,505
Engineering*	2012	264,330	–		–	112,727		79,582	25,698	482,337

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NOTICE OF ANNUAL GENERAL MEETING 11 NOVEMBER 2014

*	Mr. Gralla resigned from the Company effective May 30, 2014.
(1)	The Compensation Committee awarded $10,000 to Robyn Lamont, CFO, for her excellent work in corporate budget control and SEC reporting for the fiscal year ended June 30, 2012.
(2)	The Compensation Committee has accrued bonuses for the year ended June 30, 2014 on the basis that certain performance criteria are met. The bonus period is January 1, 2014 to December 31, 2014, as such no bonus have been paid.
(3)	This value represents the portion of the expense recognized during the current year.
(4)	The amounts for 2014 entitled “All Other Compensation” are detailed in the following table:

Name	Qualified Retirement Plan Employer Match ($)		Premium Towards Health Insurance Plans ($)	Automobile Running Costs ($)

Terence Barr	8,750		9,494	3,470
Robyn Lamont	15,000		12,149	5,850
David Ninke	15,000		13,074	2,878
Denis Rakich	12,208	(1)	-	-
Dan Gralla	13,541		9,252	1,590

(1)	Australian law superannuation contributions made by the Company.

Grants of Plan–Based Awards

No grants of plan-based awards were made in the fiscal year ended June 30, 2014.

Outstanding Equity Awards

The following table summarizes the holdings of stock options by our named executive officers as of June 30, 2014. Each equity grant is shown separately for each named executive officer.

	Option Awards
	Number of	Number of
	Securities	Securities	Option
	Underlying	Underlying	Exercise	Option
	Options (#)	Options (#)	Price	Expiration
Name	Exercisable	Unexercisable	($)	Date
Terence Barr	10,000,000	–	A$0.08	10/31/2014

Robyn Lamont	7,000,000	-	A$0.08	12/31/2014

David Ninke	7,000,000	-	A$0.08	12/31/2014

Denis Rakich	5,000,000	-	A$0.08	12/31/2014

Dan Gralla	6,500,000	-	A$0.08	12/31/2014

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NOTICE OF ANNUAL GENERAL MEETING 11 NOVEMBER 2014

All options in this table are options to purchase ordinary shares exercisable into ordinary shares on a 1:1 ratio vest in equal installments annually over three years beginning on January 31, 2011.

Option Exercises and Stock Vested

The following table summarizes compensatory option exercises and vesting of stock for our executive officers for fiscal year ended June 30, 2014.

	Option Awards		Stock Awards
Number
of
	Shares		Number of
	Acquired	Value	Shares	Value
	on	Realized on	Acquired	Realized on
	Exercise	Exercise	on Vesting	Vesting
Name	(#)	($)	(#)	($)
Terence Barr	-	-	-	-
Robyn Lamont	-	-	-	-
David Ninke	-	-	-	-
Denis Rakich	-	-	-	-
Dan Gralla	-	-	-	-

Pension Benefits

We do not have any tax–qualified defined benefit plans or supplemental executive retirement plans that provide for payments or other benefits to our executive officers in connection with their retirement.

Non-Qualified Defined Contribution and Other Deferred Compensation Plans

We do not have any non–qualified defined contribution plan or other deferred compensation plans that provide for payments or other benefits to our executive officers.

Potential Payments upon Termination or Change in Control

The table below reflects estimated amounts of compensation payable by us to each of our executive officers (except for Mr. Rakich who does not have an employment agreement with the Company) upon their termination of employment with us. The actual amounts to be paid out can only be determined at the time of such executive officer’s termination. Regardless of the manner in which an executive officer terminates, he or she is entitled to receive amounts earned during his or her term of employment. Such amounts include:

•	accrued salary;
•	ordinary share options awarded, to the extent vested;
•	any amounts payable pursuant to the terms of company plans and policies (e.g. incentive compensation plan, unused vacation pay, any distributions due under health or disability insurance plans);
•	reimbursement of expenses incurred prior to the date of termination; and
•	amounts contributed and vested under our 401(k) plan.

If an executive officer’s employment is terminated without cause, or for death or disability, then we will also pay the executive officer an amount equal to his or her total salary for the difference between the 90 days’ notice of termination (12 months for Mr. Barr) that is required by each employment agreement, and the actual notice given by the Company, subject to all appropriate withholdings and deductions. A “resignation with good reason” of an executive officer is treated the same as a termination without cause by the Company. A change in compensation or benefits not permitted under the employment agreement, including a failure to have a cash bonus plan in place, can be the basis for a resignation with good reason under the employment agreements.

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NOTICE OF ANNUAL GENERAL MEETING 11 NOVEMBER 2014

For executive officers whose employment agreement contain change in control provision, if there is a change in control of the Company at any time during the term of the employment agreement, however, whether before or after any notice of termination without cause, then the executive officer shall be entitled to receive notice of the effective date of termination 12 months prior to such date. If there is a change in control during the term of the employment agreement and the Company provides executive officer with a notice of termination that is less than the change in control notice period, then the severance payments shall be based on the difference between the change in control notice period and the actual notice given by the Company. In accordance with Australian legal requirements, Mr. Barr’s employment agreement does not provide for any severance payments upon a change in control.

A “change in control” is generally deemed to occur under the employment agreements if (i) any person, entity or group becomes the beneficial owner, directly or indirectly, of 50.1% or more of the voting securities of the Company; or (ii) as a result of, or in connection with, any tender offer, exchange offer, merger, business combination, sale of assets or contested election of directors, the persons who were directors of the Company immediately before such a transaction no longer constitute a majority of the directors of the Company; or (iii) the Company is merged or consolidated with another corporation or entity and, as a result of the merger or consolidation, less than 50.1% of the outstanding voting securities of the surviving corporation or entity is then owned in the aggregate by the former shareholders of the Company; or (iv) the Company transfers all or substantially all or substantially all of its assets to another company which is not a wholly owned subsidiary of the Company.

The following table shows the potential payments upon termination of employment of our executive officers as of June 30, 2014. For the purposes of this table, it is assumed that the terminated employee receives the maximum payment under his or her employment agreement with the Company. A termination “Without Cause” also includes a termination for “Good Reason,” as defined in each executive officer’s employment agreement.

Name	Termination Event	Cash Severance Payment ($)	Accelerated Vesting ($) (1)	Continuation of Additional Benefits ($)	Total ($)
Terence M. Barr	Voluntary or For Cause:	–	–	–	–
	Without Cause:	440,000	–	6,542	446,542
	Disability:	440,000	–	–	440,000
	Death:	440,000	–	–	440,000
	Change in Control:	–	–	–	–

Robyn Lamont	Voluntary or For Cause:	–	–	–	–
	Without Cause:	60,500	–	6,143	66,643
	Disability:	60,500	–	6,143	66,643
	Death:	60,500	–	–	60,500
	Change in Control:	242,000	–	24,573	266,573

David Ninke	Voluntary or For Cause:	–	–	–	–
	Without Cause:	69,179	–	6,494	75,673
	Disability:	69,179	–	6,494	75,673
	Death:	69,179	–	–	69,179
	Change in Control:	276,717	–	25,977	302,694

Denis Rakich	Voluntary or For Cause:	–	–	–	–
	Without Cause:	–	–	–	–
	Disability:	–	–	–	–
	Death:	–	–	–	–
	Change in Control:	–	–	–	–

Director Compensation in 2014

Each member of the Board received A$80,000 per annum. The chairman of the Board received an additional A$25,000 per annum. The U.S. dollar amounts are in the table directly below. Mr. Barr receives no additional compensation for serving as a director.

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NOTICE OF ANNUAL GENERAL MEETING 11 NOVEMBER 2014

Director Summary Compensation Table

The following table summarizes the compensation we paid to our non–employee directors during fiscal year ended June 30, 2014.

				Australian
				superannuation
	Fees Earned			contributions
	or Paid	Stock	Option	made by the
	in Cash	Awards	Awards	Company	Total
Name	($)	($)	($)	($)	($)
Victor Rudenno	96,443	-	-	-	96,443
Keith Skipper	73,480	-	-	-	73,480
DeAnn Craig	74,837	-	-	-	74,837
Eugene McColley	56,508	-	80,989	-	137,497

Securities Authorized for Issuance under Equity Compensation Plans

The following table summarizes the securities authorized for issuance under the Company’s equity compensation plans as of June 30, 2014.

Plan Category	(a) Ordinary Shares to be Issued Upon Exercise of Outstanding Options	(b) Weighted-average Exercise Price of Outstanding Options ($)	(c) Ordinary Shares Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by our stockholders	—	—	—
Equity compensation plans not approved by our stockholders	73,500,000	$0.09	73,500,000

Policy Regarding Related Person Transactions

The Audit Committee has adopted a written policy regarding the review and approval of transactions between us and any “related person.”  Pursuant to the Audit Committee charter, the Audit Committee must review any transaction involving the Company and any related party at least once a year or upon any significant change in the transaction or relationship. The Committee shall also oversee any related party transactions. For these purposes, a “related party transaction” includes any transaction required to be disclosed pursuant to Item 404 of SEC Regulation S–K, as it may be amended from time to time.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of our common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. To our knowledge, based solely on a review of the copies of such reports available to us and written representations that no other reports were required, we believe that all reporting obligations of our officers, directors and greater than ten percent stockholders under Section 16(a) were satisfied during the year ended June 30, 2014 except for one late filing — a Form 4 reflecting the initial option grant to Gene McColley when he became director, which was tardy because of an initial failure to recognize that the approval by shareholders of the previously granted options triggered the filing requirement.

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NOTICE OF ANNUAL GENERAL MEETING 11 NOVEMBER 2014

CORPORATE GOVERNANCE

General

Our business is managed under the direction of the Board. In connection with its oversight of our operations and governance, the Board has adopted, among other things, the following:

•	a Code of Business Conduct and Ethics to provide guidance to directors, officers and employees with regard to certain ethical and compliance issues; and
•	charters of the Audit Committee and Compensation Committee of the Board.

Each of these documents can be viewed on our website at www.samsonoilandgas.com. We will disclose on our website any amendment or waiver of the Code of Business Conduct and Ethics in the manner required by SEC and NYSE MKT rules. Copies of the foregoing documents and disclosures are available without charge to any person who requests them. Requests should be directed to Samson Oil & Gas Limited, 1331 17th Street, Suite 710, Denver, Colorado 80202.

The Board meets regularly to review significant developments affecting us and to act on matters requiring its approval. Directors are requested to make attendance at meetings of the Board and Board committees a priority, to come to meetings prepared, having read any materials provided to them prior to the meetings and to participate actively in the meetings. The Board held 14 meetings during the fiscal year ended June 30, 2014 and acted 11 times by written consent. No director, during his period of service in this fiscal year, attended fewer than 75% of the total number of meetings of the Board and committees on which he served. Directors are expected to attend the Annual General Meeting. All directors attended the 2013 annual shareholders’ meeting.

Board Committees

The composition and primary responsibilities of the Audit Committee and the Compensation Committee are described below.

The Audit Committee currently consists of Mr. Skipper and Drs. Craig and Rudenno, with Dr. Craig acting as Chairman. The primary function of the Audit Committee is to assist the Board in its oversight of our financial reporting process. Among other things, the committee is responsible for reviewing and selecting our independent registered public accounting firm and reviewing our accounting practices. The Board has determined that Dr. Rudenno of the committee qualifies as an “audit committee financial expert” as defined in Item 407(d)(5) of SEC Regulation S–K and that each member of the committee is independent under applicable NYSE MKT and SEC rules. See “Resolution 1—Election of Director—Board of Directors” for a summary of the business experience of each member of the committee. During fiscal year ended June 30, 2014, the Audit Committee held five meetings and acted nil times by written consent.

The Compensation Committee currently consists of Messrs. Skipper and McColley and Drs. Rudennno and Craig, with Mr. Skipper acting as Chairman. The purpose of the Committee is to (i) discharge the Board’s responsibilities relating to the compensation of Samson’s executive officers and directors, (ii) review and discuss with management the Compensation Discussion and Analysis to be included in the U.S. Proxy Statement and Annual Report on Form 10–K and (iii) prepare the Compensation Committee Report required by Securities and Exchange Commission rules for inclusion in Samson’s annual report and U.S. Proxy Statement in order to recommend that the Compensation Discussion and Analysis be included in such U.S. Proxy Statement and annual report. The Board has determined that each member of the committee is (i) independent under applicable NYSE MKT rules, (ii) a “non-employee director” as defined in Rule 16b-3 under the Exchange Act and (iii) an “outside director” as defined in Section 162(m) of the Internal Revenue Code of 1986 (the “Code”). During fiscal year ended June 30, 2014, the Compensation Committee held eleven meetings and acted nil times by written consent. The Compensation and Audit Committees also communicate frequently by email.

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NOTICE OF ANNUAL GENERAL MEETING 11 NOVEMBER 2014

The Committee shall endeavor to ensure that compensation programs are designed to encourage high performance, promote accountability and align the affected employees’ interests with those of the Company’s shareholders.

Due to the Company’s small size and limited number of directors and officers, the Company does not have a nominating committee. The four independent directors perform certain functions of a nominating committee; in particular, the independent directors: (i) oversee compliance by Samson, the Board and its committees with corporate governance principles; (ii) advise the Board with respect to the structure and composition of committees of the Board, (iii) are responsible for overseeing the annual review of the Board’s performance, (iv) recommend the compensation of the Company’s directors, and (v) address related matters. The full Board votes when selecting Board nominees.

The Board does not have a formal policy with respect to the consideration of diversity when assessing directors and directorial candidates, but considers diversity as part of its overall assessment of the board’s functioning and needs. The committee may retain a search firm to assist it in identifying potential candidates, but it has not done so to date.

Director Independence

The Board has determined that, other than Mr. Barr, each member of the Board is independent under NYSE MKT rules. Pursuant to these rules “independent director” means a person other than an executive officer or employee of the Company. No director qualifies as independent unless the issuer’s board of directors affirmatively determines that the director does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In addition, there are a number of specific criteria that would disqualify a director from being considered independent, none of which apply to the Company’s four directors besides Mr. Barr.

Managing Director

The Company’s constitution enables the Board to appoint one or more managing directors. The Board may delegate any of the powers of the Board to a managing director, as permitted by applicable law. The Board may remove the managing director from the office of managing director at any time. The company’s constitution exempts the managing director from retiring by rotation with the rest of the members of the Board, and the managing director is therefore never up for election at any Annual General Meeting.

Non–Management Sessions

The Board meets in executive session without management as it deems necessary. In addition, all four independent members of the Board are members of the Compensation Committee. Therefore, every time this committee meets, the Board is holding meetings in executive session. Prior to Mr. McColley’s appointment to the Board, all meetings of the Audit Committee also constituted executive sessions.

Communicating with the Board of Directors

Interested parties may direct correspondence to the Board or to any individual director by mail to the following address: Samson Oil & Gas Limited, Attn: Chairman, Board of Directors, 1331 17th Street, Suite 710, Denver, Colorado 80202.

Communications should indicate (i) the type and amount of Samson securities held by the person submitting the communication, if any, and/or the nature of the person’s other interest in Samson, (ii) any personal interest the person has in the subject matter of the communication and (iii) the person’s mailing address, e–mail address and telephone number. Unless the communication relates to an improper topic (e.g., it contains offensive content or advocates that we engage in illegal activities) or it fails to satisfy the procedural requirements of the policy, we will deliver it to the person(s) to whom it is addressed.

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NOTICE OF ANNUAL GENERAL MEETING 11 NOVEMBER 2014

Absence of Appraisal Rights

We are incorporated under the laws of Australia and, accordingly, are subject to the Australian Corporations Act 2001. Under the Corporations Act 2001, our shareholders are not entitled to appraisal rights with respect to any of the proposals to be acted upon at the Annual General Meeting.

Proposals by Holders of Ordinary Shares and Holders of ADSs

Any proposal that a holders of ordinary shares or ADSs wishes to include in proxy materials for our 2014 Annual General Meeting of shareholders pursuant to SEC Rule 14a–8 must be received no later than Wednesday, June 18, 2014 and must be submitted in compliance with the rule. If we change the date of next year’s meeting by more than 30 days from the date of this year’s meeting, then the deadline is a reasonable time before we begin to print and mail our proxy materials. Proposals should be directed to Samson Oil & Gas Limited, Attn: Secretary, Level 16, AMP Building, 140 St Georges Terrace, Perth, Western Australia 6000.

Pursuant to SEC Rule 14a–4(c)(1), if our Secretary receives any shareholder proposal at the address listed above after Monday, September 1, 2014  that is intended to be presented at the 2014 Annual General Meeting without inclusion in the U.S. Proxy Statement for the meeting, all proxies will have discretionary authority to vote on such proposal.

Notwithstanding the foregoing, any nomination for director that a shareholder wishes to propose for consideration at the 2015 Annual General Meeting of shareholders, but does not seek to include in our U.S. Proxy Statement under applicable SEC rules, must be received at our principal executive offices no later than 30 business days before the 2015 Annual General Meeting pursuant to Section 3.5 of the Company’s constitution. Section 3.5 of our Constitution also requires that the Company receive a consent to act as a director signed by the person who is nominated at least 30 business days before the 2015 Annual General Meeting. Any such proposal must be an appropriate subject for shareholder action under applicable law and must otherwise proceed pursuant to the Company’s constitution and the Corporations Act 2001.

Board Leadership Structure and Risk Management

Dr. Rudenno serves as our Chairman of the Board and our lead independent director. His duties in that role include presiding at executive sessions of the independent directors, reviewing agendas for board meetings, reviewing with the Managing Director, Chief Executive Officer and President his annual goals and objectives, and consulting with the Board regarding its evaluation of the performance of the Managing Director, Chief Executive Officer and President. The Board believes that Dr. Rudenno’s strong leadership as lead independent director, together with its supermajority of independent directors and other aspects of its governance, provides appropriate independent oversight to Board decisions.

Mr. Barr currently serves as our Managing Director, Chief Executive Officer and President. Each of our other directors is an independent director under the rules of the NYSE MKT. Mr. Barr has served as Managing Director, Chief Executive Officer and President since January 2005. Accordingly, the Board believes that he is uniquely qualified to be the person who typically sets the agenda for, and leads discussions of, strategic issues for the Company.

The Board oversees the risks involved in the Company’s operations as part of its overall oversight function, integrating risk management into the Company’s overall compliance policies and procedures. While the Board has the ultimate oversight responsibility for the risk management process, the Audit Committee has specific responsibilities relating to risk management. Among other things, the Audit Committee, pursuant to its charter, addresses Company policies with respect to risk assessment and risk management, and reviews major risk exposures (whether financial, operating or otherwise) and the guidelines and policies that management has put in place to govern the process of assessing, controlling, managing and reporting such exposures. The independent directors of the Board consider risk and risk management issues in the course of performing their duties with respect to compensation and governance issues, respectively.

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NOTICE OF ANNUAL GENERAL MEETING 11 NOVEMBER 2014

EXHIBIT A
REMUNERATION REPORT

Remuneration Report

The remuneration report is set out under the following headings:

A	Key management personnel disclosed in this report
B	Principles used to determine the nature and amount of remuneration
C	Details of remuneration
D	Service agreements
E	Equity instruments held by key management personnel
F	Loans to key management personnel
G	Company performance

The information provided in this remuneration report has been audited as required by section 308 (3C) of the Corporations Act 2001.

A	Key management personnel disclosed in this report

For the purposes of this report, Key Management Personnel (KMP) of the Consolidated Entity are defined as those persons having authority and responsibility for planning, directing and controlling the major activities of the Company and the Consolidated Entity, directly or indirectly, including any director (whether executive or otherwise) of the Parent Company.

For the purposes of this report, the term “executive” encompasses the Chief Executive Officer, Company Secretary, Chief Financial Officer, Vice President — Exploration and Vice President - Engineering. There are no further employees employed by either the Company or its subsidiaries who meet the definition of executive, therefore only the five executives detailed above are included in this report. During the year and as at the date of this report, unless stated otherwise, the key management personnel were:

Terry Barr	Managing Director
Victor Rudenno	Non-executive Director, Chairman
Keith Skipper	Non-executive Director
DeAnn Craig	Non-executive Director
Eugene McColley	Non-executive Director

Denis Rakich	Company Secretary
Robyn Lamont	Chief Financial Officer
David Ninke	Vice President — Exploration
Dan Gralla	Vice President — Engineering, resigned effective 31 May 2014

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NOTICE OF ANNUAL GENERAL MEETING 11 NOVEMBER 2014

B	Principles used to determine the nature and amount of remuneration

The objective of the Consolidated Entity’s executive reward framework is to ensure reward for performance is competitive and appropriate for the results delivered. The performance of the Company depends upon the quality of its Directors and executives. To be successful and maximise shareholder wealth, the Company must attract, motivate and retain highly skilled Directors and executives.

Remuneration packages applicable to the executive Directors, senior executives and non-executive Directors are established with due regard to:

•	Performance against set goals
•	Ability to attract and retain qualified and experienced Directors and senior executives.

The Company has formed a Compensation Committee. Dr DeAnn Craig, Dr Victor Rudenno and Mr Keith Skipper are the current members of the Compensation Committee. The Compensation Committee is responsible for determining and reviewing compensation arrangements for Directors and executives. The Committee assesses the appropriateness of the nature and amount of remuneration of Directors and executives on a periodic basis by reference to relevant employment market conditions with the overall objective of ensuring maximum stakeholder benefit from the retention of a high quality Board and executive team.

Executive Remuneration

The Company aims to reward executives with a level and mix of remuneration commensurate with their position and responsibilities within the Company and so as to:

•	Align the interests of executives with those of shareholders;
•	Link reward with strategic goals and performance of the Company; and
•	Ensure total remuneration is competitive by market standards.

Base pay for executives is reviewed on the contract renewal date to ensure the base pay is set to reflect the market for a comparable role. There are no guaranteed base pay increases included in any executives’ contracts.

Remuneration consists of fixed remuneration and remuneration incentives in the form of options issued in the Company.

The level of fixed remuneration is reviewed annually by the Board having due regard to performance against goals set for the year and relevant comparative information. The Board has access to external advice independent of management if required. During the year ended 30 June 2013 and 2014 the Board sought advice from Denver Compensation and Benefits LLC in regards to the remuneration, including cash compensation and short and long term incentives for employees of the Consolidated Entity.

Non-executive Director Remuneration

Fees and payments to non-executive Directors reflect the demands which are made on, and the responsibilities of, the Directors. Non-executive Directors’ fees and payments are reviewed annually by the board. The Chair’s fees are determined independently of the other non-executive Directors. The Chair is not present at any discussions relating to determination of his own remuneration.

The ASX Listing Rules specify that the aggregate remuneration of non-executive Directors shall be determined from time to time by a general meeting. An amount not exceeding the amount determined is then divided between Directors as agreed. The latest determination was at the Annual General Meeting held on 18 November 2010 when shareholders approved an aggregate remuneration of A$500,000 per annum. The amount of aggregate remuneration sought to be approved by shareholders and the manner in which it is apportioned amongst Directors is reviewed annually.

Non-executive Directors are encouraged by the Board to hold shares in the Company (purchased by Directors on market). It is considered good governance for Directors to have a stake in the Company on whose Board they sit.

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NOTICE OF ANNUAL GENERAL MEETING 11 NOVEMBER 2014

Remuneration Incentives

The Company does not have a policy in place limiting the Directors exposure to risk in relation to the Company’s options.

The remuneration of non-executive Directors for the year ended 30 June 2014 and 2013 is detailed in Table 1 and Table 2 of this report.

Remuneration Incentives

Directors’ remuneration is not linked to either long term or short term incentives. The Board feels that the expiry date and exercise price of the options issued to the Directors in the current and prior years are sufficient to align the goals of the Directors and executives with those of the shareholders to maximize shareholder wealth. There are no performance criteria or service conditions attached to options issued to Directors.

Vesting conditions are attached to options that are issued to executives and employees.

Bonus plan for calendar year ended 31 December 2013

For the calendar year ended 31 December 2013, the payment of a bonus will be at the discretion of the Board of Directors. Payment of a bonus will only be payable if the Consolidated Entity’s operations are cash flow positive for the December quarter 2013. Cash flow has been defined by the Compensation Committee as all revenue including interest less all costs including interest. Costs will also exclude all exploration and development expenditure for the period after deduction of all administrative costs associated with these expenditures.

While the size of the bonus plan will be at the discretion of the Board, it may not be larger than 20% of the net cash balance after debt servicing as at 31 December 2013 and no greater than $1.2m. No bonus expense was accrued as at 30 June 2013 and no bonus was paid under this plan.

Bonus plan for calendar year ended 31 December 2014

For the calendar year ended 31 December 2014, the following goals have been established for the payment of a bonus:

Metric	Weight	Threshold	Target	Stretch
Production	30%	132,000	158,000	178,000
Reserves	30%	1367 MBOE	1640 MBOE	1845 MBOE
Discretionary	40%

For the period ended 30 June 2014, $132,324 has been accrued in relation to this bonus.

C	Details of Remuneration

Amounts of remuneration

Details of remuneration of the Directors and executives of the Company and Consolidated Entity in accordance with the requirements of the Corporations Act 2001 and its Regulations are set out in the following tables.

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NOTICE OF ANNUAL GENERAL MEETING 11 NOVEMBER 2014

Table 1: Key Management Personnel compensation for the year ended 30 June 2014

	Short Term				Post Employment	Share-based Payments		Total	Total Performance Related
	Salary &	Bonus	Non-monetary	Accrued	Super-		Ordinary
	Fees	Paid	Benefits	Bonus	annuation	Options	Shares
	$	$	$	$	$
Directors
T.Barr	400,000		3,470	33,740	8,750			445,960	7.6%
D. Craig	74,837							74,837	0.0%
K. Skipper	73,480							73,480	0.0%
V. Rudenno	96,443							96,443	0.0%
E. McColley*	56,508					80,989		137,497	58.9%

Executives
D. Rakich	163,350		-	5,812	12,208			181,370	3.2%
R. Lamont	242,000		5,850	17,861	15,000			280,711	6.4%
D. Ninke	276,716		2,878	20,423	15,000			315,017	6.5%
D. Gralla**	240,502		1,590		13,541	-		255,633	0.0%
	1,623,836	-	13,788	77,836	64,499	80,989		1,860,947

* Mr McColley was appointed effective 3 October 2013

**Mr Gralla resigned effective 31 May 2014.

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NOTICE OF ANNUAL GENERAL MEETING 11 NOVEMBER 2014

Table 2: Key Management Personnel compensation for the years ended 30 June 2013

	Short Term				Post Employment	Share-based Payments		Total	Total Performance Related
	Salary &	Bonus	Non-monetary	Accrued	Super-		Ordinary
	Fees	Paid	Benefits	Bonus	annuation	Options	Shares
	$	$	$	$	$	$	$	$
Directors
T.Barr	400,000		3,470		13,238			416,708	0.0%
D.Craig	81,736		-					81,736	0.0%
K. Skipper	73,562				8,174	-		81,736	0.0%
V. Rudenno	107,846						-	107,846	0.0%

Executives
D. Rakich	127,332		-		12,674	14,704		154,710	9.5%
R. Lamont	242,000		5,850		17,305	20,584		285,739	7.2%
D. Ninke[l]	276,716		3,341		17,302	20,584		317,943	6.5%
D. Gralla[l]	265,300		1,624		17,272	20,584		304,780	6.8%
	1,574,492		14,285		85,965	76,456	-	1,751,198

1 These options were issued during the year ended 30 June 2011; however are subject to a vesting schedule dependent on each employee’s continued employment with the Company. This value represents the portion of the expense recognised during the current year.

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NOTICE OF ANNUAL GENERAL MEETING 11 NOVEMBER 2014

Table 3 Compensation options: Granted and vested during the year (Consolidated) — in Australian Dollars

Fair
			value	Exercise
			Per	price
			option	per		First	Last
	Grant		at grant	option		Exercise	exercise	Vested	Vested
Name	Number	Grant Date	date	$	Expiry date	Date	date	No.*	%
Directors
T. Barr
D. Craig
V. Rudenno
K. Skipper
E. McColley	4,000,000	15 Nov 2013	0.0217	0.039	30 Nov 2017	15 Nov 2013	30 Nov 2017	4,000,000	100
Executives
D. Rakich
R. Lamont
D. Ninke
D. Gralla

Total	4,000,000						-	4,000,000	100

D	Service Agreements

It is the Board’s policy that employment contracts are only entered into with the managing director and senior executives. As such contracts have been entered into for Mr. Barr, Mr. Gralla, Mr. Ninke and Ms Lamont. Details of these contracts are included below.

Mr. Barr — Chief Executive Officer

Effective 1 January 2011, Mr Barr has been retained by the Company to act as the Company’s President, Managing Director and Chief Executive officer for a period of three years with an option to extend the contract for an additional three years at the mutual agreement of both the Company and the employee. In January 2014, his contract was extended for an additional 2 years. As of 1 January 2014, the contract allows for total compensation of $454,700 (cash and non cash benefits).

Mr. Ninke — Vice President Exploration

Effective 1 January 2011, Mr Ninke has been retained by the Company to act as Vice President - Exploration for a period of three years with an option to extend the contract for an additional three years. In January 2014, Mr Ninke’s contract was extended for three years at the mutual agreement of both the Company and the employee. As of 1 January 2014, the contract allows for total compensation of $301,417 (cash and non cash benefits). Mr Ninke also retains the right to receive a 1% revenue royalty from production from prospects identified and recommended prior to 31 March 2011, being the Diamondback prospect. This prospect has yet to be drilled.

Ms Lamont — Chief Financial Officer

Effective 1 January 2011, Ms Lamont has been retained by the Company to act as the Vice President —Finance and Chief Financial Officer for a period of three years with an option to extend the contract for an additional three years at the mutual agreement of both the Company and the employee. In January 2014, Ms Lamont’s contract was extended for an additional three years. As of 1 January 2014, the contract allows for total compensation of $266,700 (cash and non cash benefits).

Mr Gralla — Vice President Engineering

Effective 1 January 2011, Mr Gralla has been retained by the Company to act as the Vice President —Engineering for a period of three years with an option to extend the contract for an additional three years at the mutual agreement of both the Company and the employee. As of 1 January 2012, the contract allows for total compensation of $290,000 (cash and non cash benefits). Mr Gralla resigned effective 31 May 2014.

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NOTICE OF ANNUAL GENERAL MEETING 11 NOVEMBER 2014

E	Equity instruments held by key management personnel

(i)	Option holdings of key management personnel
(ii)	Shares issued on exercise of options
(iii)	Shareholding of key management personnel

(i) Option holdings of key management personnel

						Balance at
	Balance at					end of
	beginning of	Exercised	Expired			period	Options
	period	during the	during the	Granted as		30 June	vested at 30
30 June 2014	1 July 2013	year	year	compensation	Other	2014	June 2014
Directors
D.Craig	4,000,000				-	4,000,000	4,000,000
T. Barr	10,802,938				-	10,802,938	10,802,938
V. Rudenno	7,042,241				-	7,042,241	7,042,241
K. Skipper	6,580,000				-	6,580,000	6,580,000
E. McColley	801,001			4,000,000	-	4,801,001	4,801,001
Executives
D. Rakich	5,000,000				-	5,000,000	5,000,000
R. Lamont	7,000,000				-	7,000,000	7,000,000
D. Ninke	7,000,000				-	7,000,000	7,000,000
D. Gralla*	6,500,000			-	(6,500,000)
Total	54,726,180		-	4,000,000	(6,500,000)	52,226,180	52,226,180

*Mr Gralla resigned effective 31 May 2014.

(ii)	Shares issued on exercise of options

No directors or executive options were exercised during the year ended 30 June 2014 (2013: 342,960)

(iii)	Shareholdings of key management personnel

	30 June 2014	Balance at beginning of period 1 July 2013	Granted as compensation	On exercise of options	Net change other	Balance at end of period 30 June 2014
Directors
D. Craig	280,000			-		280,000
T. Barr		14,546,446			-	14,546,446
V. Rudenno	5,892,105			-		5,892,105
K. Skipper		936,502				936,502
E. McColley		13,202,503			(4,800,003)	8,402,500

Executives
D. Rakich
R. Lamont		2,472,038				2,472,038
D. Ninke		2,112,624				2,112,624
D. Gralla*		500,000			(500,000)
		39,942,218	-		(5,300,003)	34,642,215

*Mr Gralla resigned effective 31 May 2014

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NOTICE OF ANNUAL GENERAL MEETING 11 NOVEMBER 2014

All equity transactions with key management personnel other than those arising from the exercise of compensation options have been entered into under terms and conditions no more favourable than those the Consolidated Entity would have adopted if dealing at arm’s length. In the tables above “Net Change Other” represents sales of shares by a company associated with Mr McColly through a blind trust that Mr McColly has no control over.

The “Net Change Other” for Mr Gralla shows the result of his resignation.

F	Loans to key management personnel

No loans have been granted to key management personnel during the current or prior year.

G	Other transactions and balances with key management personnel

There were no transactions with key management personnel or their related parties during the current or prior year other than those mentioned above.

H	Company Performance

The Company’s performance is reflected in the movement in the Company’s earnings/(loss) per share (EPS) over time. The graph below shows Samson Oil & Gas Limited’s basic EPS history for the past five years, including the current period as well as the average share price quoted from the ASX.

EPS for the years ended 30 June 2014, 2013, 2012, 2011 and 2010 has been measured based on the net (loss)/profit as calculated by the application of Australian Accounting Standards.

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NOTICE OF ANNUAL GENERAL MEETING 11 NOVEMBER 2014

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NOTICE OF ANNUAL GENERAL MEETING 11 NOVEMBER 2014

ANNEXURE “B”

Terms and Conditions of Issue of Options

1.	Each Option entitles the holder to subscribe for and be allotted one ordinary share in the capital of the Company. The exercise price is A$0.039 cents per Option (the "Exercise Price”).

2.	The Options are exercisable at any time prior to 5.00pm (Perth time) on 30 November 2018 (the “Expiry Date”), by notice in writing to the Directors accompanied by payment of the Exercise Price.

3.	The Options are transferable and an application will be made to the ASX for Official Quotation of the New Options.

4.	Shares will be allotted and issued pursuant to the exercise of Options not more than 10 business days after receipt of a properly executed notice of exercise and payment of the requisite application moneys.

5.	Shares issued upon exercise of the Options will rank pari passu in all respects with Company’s fully paid ordinary shares. The Company will apply for Official Quotation by ASX of all shares issued upon the exercise of Options within 3 Business Days after the date of allotment of those shares.

6.	There are no participating rights or entitlements inherent in the Options and holders will not be entitled to participate in new issues of capital offered or made to the Shareholders during the currency of the Options. However, the Company will send a notice to each optionholder at least 10 business days before the record date for any proposed issue of capital. This will give optionholders the opportunity to exercises their Options prior to the date for determining entitlements to participate in any such issue.

7.	There are no rights to a change in the exercise price, or in the number of shares over which the Options can be exercised, in the event of a bonus issue by the Company prior to the exercise of any Options.

8.	In the event of any reorganisation of the issued capital of the Company on or prior to the Expiry Date, the rights of an option holder will be changed to the extent necessary to comply with the applicable ASX Listing Rules at the time of the reorganisation.

9.	The Company will, at least 20 Business Days before the Expiry Date, send notices to the optionholders stating the name of the optionholder, the number of Options held, the exercise price, and the consequences of non-payment.

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NOTICE OF ANNUAL GENERAL MEETING 11 NOVEMBER 2014

ANNEXURE “C”

SAMSON OIL AND GAS LIMITED
LONG TERM INCENTIVE PLAN 2014

Basis of Plan: - Preamble

1.	The LTIP will be based on metrics other than Production and Reserves and will be based on metrics which reflect the increase in value of the company to shareholders and the underlying profitability of the company.

2.	The Long Term Incentive Plan for any calendar year will be based on the performance for that calendar year with awards made in Restricted Shares, which vest in three equal amounts on the Ist January for each of the three following years to the calendar year to which the plan applies.

3.	The LTIP awards/payments will be as equity in the form of Restricted Shares with vesting of 1/3 of any award on the first day of the calendar year following the subject of the LTIP and 1/3 on each of January 1, of the following two years to which the plan applies.

4.	Samson will withhold tax by the surrender of 35% of any award and the cancellation of these shares.

LTIP for 2014:

5.	For the Long Term Incentive Plan for 2014, the award/bonus to be based on the performance of the company from January 1, 2014 – December 31, 2014.

6.	The LTIP awards/payments will be as equity in the form of Restricted Shares with vesting of 1/3 of any award on January 1, 2015, 1/3 on January 1, 2016 (12 months later) and 1/3 on January 1, 2017.

7.	Samson will withhold tax by the surrender of 35% of any award and the cancellation of these shares.

8.	The number of shares awarded will be calculated using a VWAP based on the ASX market. The VWAP will be the calendar year 2014 VWAP based on a daily trade basis.

9.	Two metrics of a (1) share price target, (2) EBIT DAX

10.	The weightings applied will be with each metric contributing 50.00%.

11.	The maximum monetary equivalent in shares to be available under the LTIP will be $1.25 million as defined and divided in clause 12.

12.	Three levels of performance are defined:
a.	A Threshold level – whereby a monetary equivalent in shares will be available under the LTIP of $150,000.00
b.	A Target level – whereby a monetary equivalent in shares will be available under the LTIP of $612,500.00
c.	A Stretch or Maximum level – whereby a maximum monetary equivalent in shares will be available under the LTIP of $1.25 million.

13.	For Target performance in each metric, 50% of LTIP entitlement for that metric will be earned and for Stretch or Maximum performance 100% entitlement for that metric will be earned.

14.	The quantum of LTI awards will be based on an approximate ratio to an employee’s Base Salary as follows:
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CEO	100%
Other Executives	75%
All others	25% or as specified

The Committee determined that the amounts should be rounded such that the executives other than the CEO should receive USD100,000.00 and USD200,000.00 as target and “stretch” respectively.

The Committee determined that the amounts for other employees should also be rounded and simplified.

15.	The following are the metrics for share price as of December 31,2014:

Share price threshold for payment of the monetary equivalent of $75,000.00

                                                                      3 cents (AUD 0.03)

Share price target for payment of the monetary equivalent of $306,250.00 (25% of the maximum LTIP amount available)

                                                                      4 cents (AUD 0.04)

Share price stretch for payment of the monetary equivalent of $612,500.00 (50% of the maximum LTIP amount available)

                                                                      6 cents (AUD 0.06)

16.	The following are the metrics for the EBIT DAX for calendar year 2014:

EBIT DAX threshold for payment of the monetary equivalent of $75,000.00

                                                                      USD 7.5 million

EBIT DAX target for payment of the monetary equivalent of $306,250.00 (25% of the maximum LTIP amount available)

                                                                      USD 10.0 million

EBIT DAX stretch target for payment of the monetary equivalent of $612,500.00 (50% of the maximum LTIP amount available)

                                                                      USD 12.5 million

The Committee may use its discretion in awarding a bonus for share price and EBIT DAX on a pro rata basis over the target threshold.

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NOTICE OF ANNUAL GENERAL MEETING 11 NOVEMBER 2014

ANNEXURE “D”

SAMSON OIL & GAS LIMITED
U.S. EQUITY INCENTIVE BASE PLAN

Section 1.        Purpose of this Plan. The purpose of this U.S. Equity Incentive Base Plan (“Plan”) of Samson Oil & Gas Limited, a company incorporated under the laws of Australia (“Company”), is to comply with U.S. laws relating to the grant of incentive compensation to its U.S. Employees that is valued, in whole or in part, by reference to, or otherwise based upon, the Company’s equity securities (“Equity Based Compensation”), including anything tied to the trading prices or value of Company’s ordinary shares (“Shares”) or its American Depositary Shares representing Shares (“ADSs”).

This Plan does not make or authorize any grants of Equity Based Compensation; rather, its adoption merely ensures that any grants that are made by or under an LTIP satisfy all U.S. tax and other laws. Actual grants of Equity Based Compensation can only be made by separate adoption of one or more long term incentive plans (each an “LTIP”), generally on an annual basis, by the Compensation Committee (the “Committee”) of the Company’s Board of Directors (the “Board”) and approval of that LTIP by the Company’s shareholders. For purposes of U.S. law and U.S. stock exchange regulations, any grant of Equity Based Compensation to an Employee under an LTIP will also be deemed to have been made under this Plan.

Shareholder approval of this Plan is required by U.S. law to ensure that future grants of Equity Based Compensation under any LTIP adopted by the Committee and approved by the shareholders complies with all applicable U.S. law. This Plan specifically authorizes the grant of any form of Equity Based Compensation that is included in an LTIP adopted by the Committee and approved by the shareholders. This Plan also authorizes the Committee to adopt rules establishing procedures and rules of construction for the administration of Awards consistent with the terms of the LTIP providing the grant(s) (“Rules”). No Award may be granted or paid unless it is explicitly authorized by, and in accordance with, the terms of an LTIP that has been adopted by the Committee and approved by the Shareholders.

References to Company in this Plan also refer to Company’s Affiliates, including but not limited to Samson Oil & Gas USA, Inc. Certain capitalized terms used herein are defined when they are first used. Other capitalized terms are defined in Section 18 of this Plan.

Section 2.        Administration.

(a)        This Plan shall be administered by the Committee. The Committee shall have full and final authority and discretion: (i) to interpret the provisions of this Plan, including any questions of fact arising in its application; (ii) to adopt, alter and repeal Rules, guidelines and practices governing this Plan, if it so elects; (iv) to modify, amend or adjust the terms and conditions of any Award to comply with applicable law or accounting standards, including any subsequent changes thereto; and (iii) to make all other determinations necessary or advisable for the administration of this Plan.

(b)        Any decision made, or action taken, by the Committee arising out of or in connection with the interpretation and administration of this Plan shall be final and conclusive, without any need for Board approval or ratification.

(c)        Neither the Committee nor any member thereof shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Committee shall be entitled to indemnification and advancement of expenses by Company in respect of any claim, loss, damage or expense (including attorneys’ fees) arising therefrom to the full extent permitted by Company’s Constitution and applicable law.

Section 3.        Eligibility; Participants. Any Eligible Individual may be designated a Participant by an LTIP. If Incentive Stock Options are authorized under an LTIP, they may only be granted to full or part-time Employees (which term as used herein includes, without limitation, officers and directors who are also Employees). Any such Incentive Stock Options may not be granted to an Employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of Company within the meaning of Section 424(f) of the Code or any successor provision.

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Section 4.        No Awards under this Plan without LTIP. No Awards may be made under this Plan unless an LTIP has been adopted by the Committee and approved by the shareholders. In such a case, all limitations, conditions and terms of Awards will be governed by the terms of the LTIP. No fractional or partial Shares or ADSs shall be issued under an LTIP that is adopted under this Plan. If and to the extent that an LTIP provides that Awards may be denominated in, measured by, based on, or paid in Shares, such Awards may also be denominated in, measured by, based on or paid in ADSs, as the Committee determines, in its discretion.

Section 5.        Shares Subject to Plan.

(a)        One hundred (100) Shares (which are the equivalent of five (5) ADSs) are initially reserved and available for Awards pursuant to any LTIP adopted under this Plan, provided, however, that the number of Shares or ADSs reserved and available under this Plan shall be automatically increased by the number of Shares and ADSs that are authorized or granted by an LTIP adopted under this Plan without an amendment to this Plan or further action by the Committee or the shareholders. The maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options is also one hundred (100) Shares, or five (5) ADSs, unless a greater number is authorized by one or more LTIPs, in which event the maximum number shall be increased to the aggregate number authorized by such LTIP(s). Finally, the maximum number of Shares subject to Awards that may be granted under this Plan to any one Participant in any one calendar year is also one hundred (100) Shares, or five (5) ADSs, unless a greater number is authorized by one or more LTIPs, in which event the maximum number shall be increased to the aggregate number authorized by such LTIP(s). Unless otherwise provided by the LTIP, Shares subject to Awards may consist of, in whole or in part, authorized and unissued Shares or Shares previously issued that have been repurchased by Company.

(b)        If and to the extent an Award made under an LTIP is paid in cash, it does not reduce the number of Shares reserved for issuance under the Plan. Shares related to Awards that expire, are forfeited or cancelled or terminate for any other reason without the delivery of the Shares are added back in to the Plan and may be granted again if and to the extent permitted by an LTIP. When Shares or ADSs are used by a Participant to pay the exercise price of a stock option or to satisfy tax withholding obligations, those Shares or ADSs will be deemed to be added back to the number of Shares or ADSs reserved for issuance under this Plan.

Section 6.        Effective Date. This Plan has been adopted by the Board subject to the approval of the shareholders of Company. The effective date of this Plan will be the date it is approved by the shareholders. No Awards will be granted under an LTIP authorized by this Plan before shareholder approval of the LTIP and this Plan.

Section 7.        Qualified Performance-Based Awards. Unless otherwise provided in the LTIP, the Committee shall determine whether any Award under an LTIP is intended to be “qualified performance-based compensation” within the meaning of Section 162(m) of the Code (a “Qualified Performance-Based Award”). The maximum amount payable with respect to a Qualified Performance-Based Award awarded to any single Participant in a given performance period shall not exceed the maximum amount permitted to be deducted by Company from its income by Section 162(m) notwithstanding the terms of such Qualified Performance-Based Award.

Performance goals for Qualified Performance-Based Award shall be substantially uncertain to be met when established and shall be established in writing by the Committee no later than the earlier of (i) 90 days prior to the commencement of the performance period to which the goals relate; or (ii) the date on which 25% of the performance period has elapsed. Notwithstanding any other provision of this Plan, the receipt of compensation by a Participant pursuant to a Qualified Performance-Based Award shall be solely contingent upon the performance goals being met.

For any Qualified Performance-Based Award, the Committee shall make its vesting determination and vested Awards shall be paid or delivered not later than two and one-half (2-1/2) months following the end of the performance measurement period.

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NOTICE OF ANNUAL GENERAL MEETING 11 NOVEMBER 2014

Section 8.        Changes to Company’s Capital Structure. If after the Effective Date Company’s outstanding Shares are, without receipt of consideration by Company, increased or decreased or changed into or exchanged for a different number or kind of securities of Company by reason of any recapitalization, reclassification, reorganization, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock of Company, an appropriate and proportionate adjustment shall be made by the Committee or the Board to: (i) the aggregate number and kind of Shares reserved for issuance and delivery under this Plan; (ii) the individual yearly maximum limitation set forth in Section 5(a) in a manner that is consistent with the requirements of Section 422 and Section 162(m) of the Code; (iii) the number and kind of Shares or other securities subject to outstanding Awards; and (iv) the exercise price of outstanding stock options and stock appreciation rights, if any. Adjustments may include, without limitation, the cancellation of outstanding Awards in exchange for payments of cash, property or a combination thereof having an aggregate value equal to the value of such Awards, as determined by the Committee or the Board in its sole discretion to be necessary or appropriate to protect the value of Participants’ interests in their Awards. In the event of a Disaffiliation, the Committee may arrange for the assumption of Awards, or replacement of Awards with new Awards based on other property or other securities. No fractional or partial Shares or units of other securities shall be issued pursuant to any such adjustment under this Section 15; rather, any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole Share or unit. Any adjustments made under this Section 15 must be made in accordance with Section 18(j) of this Plan and Code Section 424, and all adjustments shall be made in accordance with Treasury Regulations § 1.409-1(b)(5).

Section 9.        Change in Control.

(a)           Change in Control. Any special provisions regarding the timing or form of payment or vesting of an Award triggered by a Change in Control must be set forth in the LTIP or the Award Agreement under the LTIP at the time the Award is granted, and must comply with the requirements of Section 409A and all other applicable law, including but not limited to the rules of any stock exchanges in the U.S. or Australia upon which the Company’s Shares or ADSs are traded.

(b)           Definition of Change in Control. For purposes of this Plan, a “Change in Control” refers to any of the following events:

(i)            The acquisition by any individual, entity or “group” (per Section 13(d)(3) or 14(d)(2) of the U.S. Securities Exchange Act of 1934 (the Act”)) of “beneficial ownership” (per Rule 13d-3 under the Act) of 20% or more of (A) the then-outstanding Shares plus (B) any other outstanding securities of Company that carry an entitlement to vote in the election of directors (collectively, the “Outstanding Voting Securities”); provided, however, that Company and any employee benefit plan (or related trust) sponsored by it shall not be deemed to be a “group” for this purpose; or

(ii)           A change in the composition of the Board such that the individuals who constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board. For this purpose, any individual whose election or nomination for election by Company’s shareowners was approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board shall be considered a member of the Incumbent Board; or

(iii)          The consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving Company or any of its subsidiaries or a sale or other disposition of substantially all of the assets of Company or a material acquisition of assets or stock of another entity by Company or any of its subsidiaries, (each, a “Business Combination”) if:

(1)        the individuals and entities that were the beneficial owners of the Outstanding Voting Securities immediately prior to such Business Combination do not beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of stock and the combined voting power of the then-outstanding voting securities of the corporation resulting from such Business Combination; or

(2)        a “person” beneficially owns, directly or indirectly, 20% or more of the then-outstanding shares of stock of the corporation resulting from such Business Combination; or

(3)        members of the Incumbent Board do not comprise at least a majority of the members of the board of directors of the corporation resulting from such Business Combination; or

(iv)          A complete liquidation or dissolution of Company.

If an Award is subject to Section 409A of the Code, and the LTIP or Award Agreement provides that the payment or settlement of the Award accelerates upon a Change in Control, then such acceleration will occur only if the event also constitutes a “change in ownership,” “change in effective control,” or “change in the ownership of a substantial portion of Company’s assets” as defined under Section 409A of the Code. Any adjustment to the Award that does not affect the Award’s status under Section 409A (including, but not limited to, accelerated vesting or adjustment of the amount of the Award) may occur upon a Change in Control as defined in this Plan without regard to the preceding sentence, even if the event does not constitute a Change in Control under Section 409A.

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NOTICE OF ANNUAL GENERAL MEETING 11 NOVEMBER 2014

Section 10.        Golden Parachute Limitations. Unless otherwise provided in the LTIP, an Award may not be accelerated to an extent or in a manner which would not be fully deductible by Company or one of its Subsidiaries for federal income tax purposes because of Section 280G of the Code, nor shall any payment hereunder be accelerated to the extent any portion of such accelerated payment would not be deductible by Company or one of its Affiliates because of Section 280G of the Code. If a Participant would be entitled to benefits or payments hereunder and under any other plan or program that would constitute “parachute payments” as defined in Section 280G of the Code, then the Participant may by written notice to Company designate the order in which such parachute payments will be reduced or modified so that Company or one of its Affiliates is not denied federal income tax deductions for any “parachute payments” because of Section 280G of the Code. Notwithstanding the foregoing, if a Participant is a party to an employment or other agreement with Company or participates in a severance program sponsored by Company or one of its Affiliates that contains express provisions regarding Section 280G and/or Section 4999 of the Code (or any similar successor provision), the Section 280G and/or Section 4999 provisions of such employment or other agreement or plan, as applicable, shall control as to any Awards held by that Participant.

Section 11.        General Provisions.

(a)        Governmental or Other Regulations. Awards made under an LTIP shall be subject to the requirement that if, at any time, the Committee shall determine that (i) the listing, registration or qualification of the Shares subject or related thereto upon any securities exchange or under any state or federal law, (ii) the consent or approval of any government regulatory authority, or (iii) an agreement by the recipient of an Award with respect to the disposition of Shares, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the issue or purchase of Shares thereunder, such Award may not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee. A Participant shall agree, as a condition of receiving any Award under this Plan, to execute any documents, make any representations or assurances, agree to restrictions on stock transferability and take any actions that in the opinion of legal counsel to Company are required by any applicable law, ruling or regulation.

(b)        Rights of a Shareholder. The recipient of an Award under an LTIP shall have no rights as a shareholder with respect thereto unless and until Shares are issued to the recipient.

(c)        No Additional Rights. Nothing set forth in this Plan shall prevent the Board or the Committee from adopting other or additional compensation arrangements payable in Shares, cash or other property that are not LTIPs and therefore not subject to this Plan, provided, however, that any grants of Equity Based Compensation by the Committee or the Board to U.S. Employees shall be presumed to be LTIPs under this Plan unless the grant explicitly provides that it is made outside of this Plan. Nothing in this Plan or the grant of an Award under any LTIP shall give any Participant the right to continue in the employment of Company or its Affiliates, or affect any right which Company or such Affiliates may have to terminate the employment of the Participant.

(d)        Withholding. Whenever Company proposes or is required to issue or transfer Shares pursuant to an LTIP subject to this Plan, Company shall have the right to require the recipient to remit to Company, or provide indemnification satisfactory to Company for, an amount sufficient to satisfy any federal, state or local withholding tax requirements prior to the issuance or delivery of any certificate or certificates for such shares. Whenever payments under an LTIP are to be made in cash, such payments shall be net of an amount sufficient to satisfy any federal, state or local withholding tax requirements. Unless otherwise provided in the LTIP, the Committee may allow a Participant to cause any such withholding obligation to be satisfied by having Company withhold Shares otherwise available for delivery to the Participant; provided, however, that such Shares shall have a fair market value on the date the tax is to be determined in an amount equal to the minimum statutory total tax which could be imposed on the transaction.

(e)        Non-Assignability. Unless otherwise provided by the LTIP, Awards under this Plan are not transferable except by will or by the laws of descent and distribution. An LTIP may also provide, or authorize the Committee to determine, that certain types of Awards may be transferred to a Participant’s children or family members, whether directly or indirectly by means of a trust, partnership or otherwise. “Family member” shall have the meaning given to such term in General Instructions A.1(a)(5) to Form S-8 under the Securities Act of 1933, as amended, and any successor thereto. No Participant may enter into any agreement for the purpose of selling, transferring or otherwise engaging in any transaction that has the effect of exchanging his or her economic interest in any Award to another person or entity for a cash payment or other consideration unless first approved by a majority of Company’s shareholders.

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NOTICE OF ANNUAL GENERAL MEETING 11 NOVEMBER 2014

(f)        Unfunded Status of Plan. This Plan and any LTIPs hereunder are intended to constitute an “unfunded” plan for incentive and deferred compensation under U.S. laws. With respect to any payments not yet made to a Participant by Company, nothing set forth herein shall give any such Participant any rights that are greater than those of a general creditor of Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under this Plan to deliver Shares or payments in lieu of or with respect to Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of this Plan.

(g)        Non-Uniform Determination. Any determinations by the Committee under this Plan need not be uniform and may be made by it selectively among Eligible Individuals who receive, or are eligible to receive, Awards under this Plan, whether or not such Eligible Individuals are similarly situated.

(h)        Foreign Employees and Foreign Law Considerations. An LTIP may grant or authorize the grant of Awards to Eligible Individuals who are foreign nationals, who are located outside the United States or who are not compensated from a payroll maintained in the United States, or who are otherwise subject to (or could cause Company to be subject to) legal or regulatory provisions of countries or jurisdictions outside the United States, on such terms and conditions different from those specified in the LTIP or this Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the LTIP orthis Plan, and, in furtherance of such purposes, the Committee may make such modifications, amendments, procedures, or subplans as may be necessary or advisable to comply with such legal or regulatory provisions.

(i)        Amendment of Plan. The Board or the Committee may amend, alter, or discontinue this Plan, but no amendment, alteration or discontinuation shall be made which would materially impair the rights of a Participant with respect to a previously granted Award without such Participant’s consent, except an amendment made to comply with applicable law, stock exchange rules or accounting rules. In addition, no amendment shall be made without the approval of Company’s shareholders to the extent such approval is required by applicable law or applicable listing standards of a stock exchange.

(j)        Amendment of Awards. If and to the extent authorized by the LTIP, a previously granted Award may be amended, prospectively or retroactively, but no such amendment shall (i) cause a Qualified Performance-Based Award to cease to qualify for an exemption to Code Section 162(m) or (ii) be made without the Participant’s consent if it materially impairs the rights of the Participant except amendments made to cause the LTIP, this Plan or the Award to comply with applicable law, stock exchange rules, tax rules or accounting rules.

(k)        Section 16. It is intended that this Plan, each LTIP and any Awards thereunder that are made to a Participant subject to Section 16 of the Act will meet all of the requirements of Rule 16b-3 thereunder. If any provision of this Plan or any Award hereunder would disqualify this Plan or such Award, or would otherwise not comply with Rule 16b-3, such provision or Award shall be construed or deemed to be amended to conform to Rule 16b-3.

(l)        No Restriction on Right of Company to Effect Corporate Changes. Nothing in this Plan shall affect the right or power of Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in Company’s capital structure or its business, or any merger or consolidation of Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Shares or the rights thereof or which are convertible into or exchangeable for Shares, or the dissolution or liquidation of Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(m)        Governing Law. The validity, interpretation, and administration of this Plan and the rights of any and all Persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with the laws of the State of Colorado.

(n)        Duration of this Plan. This Plan shall remain in effect until all Awards under an LTIP subject to this Plan have been satisfied by the issuance of Shares or the payment of cash, but no LTIP or Award subject to this Plan shall be adopted more than ten (10) years after the effective date hereof.

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NOTICE OF ANNUAL GENERAL MEETING 11 NOVEMBER 2014

(o)           Section 409A of the Code.

(i)        This Plan does not intend to provide for any deferral of compensation subject to Section 409A of the Code, by means of complying with Section 1.409A-1(b)(4) and/or Section 1.409A-1(b)(5) of the final Treasury Regulations issued under Section 409A of the Code. The provisions of this Plan shall be interpreted in a manner that satisfies the requirements of Section 1.409A-1(b)(4) and/or Section 1.409A-1(b)(5) of the final Treasury Regulations issued under Section 409A of the Code and this Plan shall be operated accordingly. If any provision of this Plan or any term or condition of any grant would otherwise frustrate or conflict with this intent, the provision, term or condition will be interpreted and deemed amended so as to avoid this conflict.

(ii)        If at any time Company’s tax advisors determine that the terms of any outstanding grant results in additional tax or interest to the Holder under Section 409A of the Code, the Board shall have the authority to enter into an amendment of such grant, consistent with this Plan, that is designed to avoid such additional tax or interest.

(iii)        If, following the application of the immediately preceding paragraph, any grant is subject to Section 409A of the Code, the provisions of Section 409A of the Code and the Treasury Regulations issued thereunder are incorporated herein by reference to the extent necessary for any grant that is subject to Section 409A of the Code to comply therewith. In such an event, the provisions of this Plan shall be interpreted in a manner that satisfies the requirements of Section 409A of the Code and the related regulations, and this Plan shall be operated accordingly. If any provision of this Plan or any term or condition of any grant would otherwise frustrate or conflict with this intent, the provision, term or condition will be interpreted and deemed amended so as to avoid this conflict. (iv) Notwithstanding any other provisions of this Plan, Company does not guarantee to any Participant or any other person that any grant intended to be exempt from Section 409A of the Code shall be so exempt, nor that any grant intended to comply with Section 409A of the Code shall so comply, nor will Company indemnify, defend or hold harmless any individual with respect to the tax consequences of any such failure.

(p)        Code Section 83(b) Election. If in connection with any grant under this Plan, any Participant makes an election permitted under Code Section 83(b), such Participant must notify Company in writing of such election within ten (10) days of filing such election with the Internal Revenue Service.

Section 12.        Defined Terms. When used in this Plan, the following capitalized terms have the meanings set forth herein:

(a)        “Affiliate” means (i) Company’s wholly and majority owned subsidiaries, including, but not limited to, Samson Oil & Gas USA, Inc. (ii) any entity that, directly or indirectly through one or more intermediaries, is controlled by Company and (iii) any entity in which Company has a significant equity interest, as determined by the Committee.

(b)        “Award Agreement” means any written document evidencing an Award granted under an LTIP subject to this Plan. The Award’s effectiveness will not be dependent on any signature unless specifically so provided in the LTIP or the Award Agreement.

(c)        “Code” means the Internal Revenue Code of 1986, as amended, or any successor statute thereto. Reference to any section of the Internal Revenue Code shall include any final regulations interpreting that section.

(d)        “Disability” means permanent and total disability as determined under Company’s long-term disability plan applicable to the Participant, or if there is no such plan applicable to the Participant, “Disability” means a determination of total disability by the U.S. Social Security Administration; provided that, in either case, the Participant’s condition also qualifies as a “disability” for purposes of Section 409A(a)(2)(C) of the Code, with respect to an Award subject to Section 409A of the Code.

(e)        “Disaffiliation” means the sale, spin-off, public offering or other transaction that affects the divestiture of Company’s ownership of a Subsidiary, Affiliate or division of Company.

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NOTICE OF ANNUAL GENERAL MEETING 11 NOVEMBER 2014

(f)        “Eligible Individual” means any Employee, director (including any Non-Employee Director), prospective Employee or director who has accepted an offer of employment or affiliation with Company, or person providing services including consulting services to Company or any Affiliate who the Committee determines, in its discretion, to be an Eligible Individual; provided, however, that all Eligible Individuals must be natural persons providing bona fide services to Company that are not in connection with the offer or sale of securities in a capital raising transaction and that do not directly or indirectly promote or maintain a market for Company’s securities, and provided further, that for purposes of granting Awards under this Plan, there shall be excluded from eligibility any person whose Shares is “service recipient stock” under Section 409A of the Code and who does not perform services for Company.

(g)        “Employee” means any individual who is deemed to be an employee of Company, including officers of Company, under applicable law. An individual’s status as an employee shall be determined (i) under U.S. law for individuals providing services in the U.S. and (ii) under Australian law for individuals providing services in Australia.

(h)        “Incentive Stock Option” means any stock option granted under an LTIP that is intended to be and designated by the Committee as an “incentive stock option” within the meaning of Section 422 of the Code.

(i)         “Participant” means an Eligible Individual granted an Award under an LTIP adopted pursuant to this Plan.

(j)        “Person” means any individual, company, partnership, association or trust.

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NOTICE OF ANNUAL GENERAL MEETING 11 NOVEMBER 2014

PROXY FORM

The Secretary

Samson Oil & Gas Limited

Level 16, AMP Building

140 St Georges Terrace

PERTH WA 6000

I/We _______________________________________________ (Full Name – Block Letters)

of __________________________________________________ being a member of Samson Oil & Gas Limited hereby appoint _______________________ to exercise _________% of my/our voting rights

(Name of 1st Proxy)

______________________________ to exercise _________% of my/our voting rights

(2nd Proxy - Optional)

or in his/her absence, the Chairman of the meeting as my/our proxy/proxies to vote on my/our behalf at the General Meeting of the Company to be held at 11.00am on Tuesday, 11 November 2014 and at any adjournment thereof.

The Chairman of the meeting will act as your proxy if you do not appoint someone. It is the Chairman’s intention to exercise all undirected proxies in favour of all of the resolutions and advisory vote 10.

If the Chairman is appointed as your proxy (either expressly or by default) and you do not wish to direct your proxy how to vote, please place a mark in this box ☐

By marking the box above you acknowledge that if you have appointed the Chairman as your proxy (either expressly or by default):

(1)	he may exercise the undirected proxy even if he has an interest in the outcome of resolution 3 or advisory vote 10 and votes cast by him other than as proxy would be disregarded because of that interest; and

(2)	he is expressly authorised to exercise the undirected proxy in respect of resolution 2 in the manner described above even though resolution 2 is connected with the remuneration of a member of the Key Management Personnel.

If you do not mark the box above, and you have not directed your proxy how to vote, then in respect of resolution 2 the Chairman will not cast your votes and your votes will not be counted in calculating the required majority if a poll is called on those resolutions.

	RESOLUTIONS	FOR	AGAINST	ABSTAIN

1	To re-elect Dr Victor Rudenno as a director	☐	☐	☐

2	Adoption of remuneration report	☐	☐	☐

3	Ratify allotment of shares and issue of options	☐	☐	☐

4	Appoint RSM Bird Cameron as independent auditor	☐	☐	☐

5	Approve issue of options to Dr V Rudenno	☐	☐	☐

6	Approve issue of options to Dr D Craig	☐	☐	☐

7	Approve issue of options to Dr K Skipper	☐	☐	☐

8	Adoption of Long Term Incentive Plan (LTIP)	☐	☐	☐

9	Grant of Shares under the LTIP to Terry Barr	☐	☐	☐

10	Advisory vote to approve named executive officer compensation	☐	☐	☐

11	Approval of U.S. Base Equity Incentive Plan	☐	☐	☐

Dated this ______________________ day of ___________________ 2014.

____________________________________________________

Signature of Member signature of Joint Member

or if a company:

THE COMMON SEAL OF ________________________ )

was affixed in the presence of, ) And the sealing is attested by:  )

_______________________________________________

Secretary Director

INSTRUCTIONS FOR APPOINTMENT OF PROXY

(1)	A member entitled to attend and vote at the meeting is entitled to appoint not more than two proxies.

(2)	Where more than one proxy is appointed, each proxy must be appointed to represent a specified proportion of the member's voting rights. If that proportion is not specified, each proxy may exercise one-half of the member’s voting rights.

(3)	A proxy need not be a member of the Company.

Forms to appoint proxies and the Power of Attorney (if any) under which it is signed or an office copy or notarially certified copy thereof must be deposited with the Company at the registered office, Level 16, AMP Building, 140 St Georges Terrace, Perth, or faxed to the Company (Fax No: (08) 9220 9820 and for overseas shareholders: 618 9220 9820, not less than 48 hours before the time for holding the meeting. A proxy presented by a company should be under the Common Seal of that company